                                                                Exhibit 99(c)(i)

================================================================================

                                  PROJECT TRUST

                     Presentation to the Board of Directors

================================================================================

LAZARD                                                          January 19, 2000

PROJECT TRUST                                                  Table of Contents
--------------------------------------------------------------------------------

Tab                                                                         Page
---                                                                         ----
I.    Overview of Proposed Transaction...................................     1
II.   Transaction Rationale..............................................     2
III.  Recent Events and Market Data......................................     3
IV.   Financial Projections..............................................    12
V.    Summary Valuation..................................................    13
VI.   Appendix...........................................................    18
      A.    Public Market Valuation
      B.    Comparable Transactions Valuation
      C.    Discounted Cash Flow Valuation
      D.    Minority Buy-out Transactions Valuation

PROJECT TRUST                                I. Overview of Proposed Transaction
--------------------------------------------------------------------------------

Overview of Proposed Transaction

Price Per Share             $23.50

Offer Value                 $138.6 million(a)
                            $184.4 million(b)

Implied Premium             38.2% over current price of $17.00 (1/18/00)

                            36.2% over price of $17.25 (one month ago)

Implied Multiples(c)        2.7x 1999E Revenues ($286.0 million)

                            11.6x 1999E EBITDA ($66.4 million)

                            19.1x 1999E EBIT ($40.4 million)

                            25.5x 1999E EPS ($0.92)(d)

Form of Acquisition         Cash Tender Offer Followed by a Merger

----------
(a)   Based on 5,899,158 shares held by the public in the United States.
(b) Based on 5,899,158 shares held by the public in the United States plus 1,637,274 shares owned by CPCU plus options plus 25% of the value of restricted shares.
(c)   Based on 12.7 million fully diluted shares.
(d) After $4.9 million extraordinary charge, consistent with Street analysts' presentation.

PROJECT TRUST                                          II. Transaction Rationale
--------------------------------------------------------------------------------

Transaction Rationale

The complete integration of Trigen into ELYO will yield operating benefits, reduce overall cost, and speed decision-making. The completion of this transaction will result in greater simplification of ELYO's corporate structure, further reduce operational and administrative costs, eliminate the expense associated with running a separate publicly traded subsidiary, and enable ELYO to more efficiently fund the capital needs of Trigen.

PROJECT TRUST                                 III. Recent Events and Market Data
--------------------------------------------------------------------------------

Trigen One-Year Price and Volume
(1/14/99 to 1/14/00)

                               [GRAPHIC OMITTED]

 [The following table was depicted as a mountain graph in the printed material.]

    Date        Volume         Close

 1/14/99           500       13.3125
 1/15/99          1400       13.1250
 1/19/99          3400       12.7500
 1/20/99        169400       12.6875
 1/21/99          4900       12.6875
 1/22/99           300       12.6250
 1/25/99          1500       12.8125
 1/26/99         29300       12.6875   1/26/99 Begin construction
 1/27/99         18400       12.3125           of Georgia power system
 1/28/99          5200       11.8125
 1/29/99          4200       12.2500
 2/01/99          6300       12.2500
 2/02/99          1200       12.6250
 2/03/99     #N/A            12.5000
 2/04/99          2600       12.1875
 2/05/99          1100       12.4375
 2/08/99          4200       12.9375
 2/09/99          8000       13.3750   2/9/99 Reports 1998 Net Income
 2/10/99           800       13.2500
 2/11/99     #N/A            13.3125
 2/12/99         86200       12.8125
 2/16/99     #N/A            12.8125
 2/17/99          2800       12.8750
 2/18/99         28600       12.8750
 2/19/99          1200       12.5000
 2/22/99          2200       12.8125
 2/23/99          2000       13.0000
 2/24/99          8300       13.6875
 2/25/99          1200       13.9375
 2/26/99     #N/A            13.6875
 3/01/99          5500       14.0000
 3/02/99          8900       13.8750
 3/03/99          7500       13.8750
 3/04/99     #N/A            13.8750
 3/05/99           500       13.8125
 3/08/99          2700       14.4375
 3/09/99           200       14.3125
 3/10/99          1700       14.2500
 3/11/99          3000       14.1250
 3/12/99          3000       14.1250
 3/15/99           600       14.1875
 3/16/99          7000       14.6250
 3/17/99           500       14.4375
 3/18/99          7600       14.8750
 3/19/99          5900       15.2500
 3/22/99          3500       15.8125
 3/23/99         27600       16.3125
 3/24/99         12800       16.0000
 3/25/99           100       16.0000
 3/26/99           300       15.8750
 3/29/99           100       15.6875
 3/30/99          1300       15.3125
 3/31/99         13400       13.6875
 4/01/99          2600       13.6875
 4/05/99         33300       13.6875
 4/06/99          2000       14.1250   4/6/99 PECO settles Gray's Ferry
 4/07/99          2500       14.1250          contract lawsuit
 4/08/99          2000       14.0000
 4/09/99          4600       14.1250
 4/12/99          1100       14.0000
 4/13/99          6500       13.6875
 4/14/99          2300       13.6875
 4/15/99          3900       13.6250
 4/16/99         34200       14.0000
 4/19/99          2100       14.0000
 4/20/99         19600       14.0000
 4/21/99         34500       14.0000
 4/22/99          1600       14.4375
 4/23/99           300       14.5625
 4/26/99          2800       14.8750
 4/27/99          3100       14.9375
 4/28/99          8400       14.9375   4/28/99 Reports 1st quarter EPS of
 4/29/99         19800       15.6875           $0.51 vs. $0.45 in 1998
 4/30/99          5600       15.8750
 5/03/99         13500       15.8750
 5/04/99          2500       15.8750
 5/05/99          9200       15.7500
 5/06/99          1200       15.6250
 5/07/99          5800       15.5625
 5/10/99          3100       15.9375
 5/11/99         13300       16.0000
 5/12/99          1300       15.6875
 5/13/99          1200       15.6875
 5/14/99          4400       15.5625
 5/17/99          6600       15.5000
 5/18/99          1400       15.7500
 5/19/99          7000       15.9375
 5/20/99           500       15.9375
 5/21/99          1200       15.9375
 5/24/99         11000       15.8750
 5/25/99          1400       16.0000
 5/26/99          1600       16.0000
 5/27/99          6300       15.9375
 5/28/99          1900       16.3125
 6/01/99           600       15.9375
 6/02/99         21700       14.6250
 6/03/99         29500       14.5000   6/3/99 Trigen/Cinergy sign 20 year,
 6/04/99         83100       14.1875          $1.0 billion contract with
 6/07/99          7500       14.8750          Millenium Chemicals
 6/08/99          5500       15.4375
 6/09/99          4000       16.0625
 6/10/99         11000       16.0000
 6/11/99         12300       16.3750
 6/14/99         22000       16.5000
 6/15/99         19400       16.5625
 6/16/99        168500       16.8750
 6/17/99         25200       16.7500
 6/18/99          2300       16.9375
 6/21/99          5800       17.5625
 6/22/99          5300       18.0000
 6/23/99         14400       17.7500
 6/24/99          5600       17.7500
 6/25/99          8200       18.1250
 6/28/99         10100       18.6250
 6/29/99          3400       18.3125
 6/30/99         51700       19.0000
 7/01/99          7300       19.6250
 7/02/99          7900       19.4375
 7/06/99          3600       19.1875
 7/07/99          3100       19.1250
 7/08/99          6200       19.1250
 7/09/99          4600       19.8750
 7/12/99          5200       19.8750
 7/13/99          8800       20.6875
 7/14/99          2700       20.7500
 7/15/99          4900       20.3750
 7/16/99          2300       20.0000
 7/19/99         11500       18.8125
 7/20/99          6600       18.8125   7/20/99 Commissions St. Louis heat and
 7/21/99          1500       18.7500           power plant
 7/22/99          6400       19.0000
 7/23/99          1400       18.6875
 7/26/99          2900       18.5000
 7/27/99          2900       18.6875
 7/28/99          6900       19.1250   7/28/99 Reports 2nd quarter EPS of $0.78
 7/29/99          4200       19.5625           vs. $0.00 in 1998
 7/30/99          2700       19.9375
 8/02/99          8800       20.5625
 8/03/99          5000       20.1250
 8/04/99          9200       20.7500
 8/05/99          1300       20.4375
 8/06/99          1100       20.0000
 8/09/99           400       19.9375
 8/10/99          2300       19.6250
 8/11/99           100       19.7500
 8/12/99          2000       19.5000
 8/13/99          2000       19.0000
 8/16/99           800       19.0000
 8/17/99           900       18.9375
 8/18/99          1300       18.8125
 8/19/99           900       18.6875
 8/20/99          2100       18.3750
 8/23/99          1800       18.6250
 8/24/99          1700       18.6250
 8/25/99          6900       18.8125
 8/26/99         12700       18.0000
 8/27/99          1100       17.9375
 8/30/99          1800       17.6875
 8/31/99          2200       17.3750
 9/01/99          1000       17.3125
 9/02/99          1500       17.3750
 9/03/99          2400       17.5000
 9/07/99           700       17.6875
 9/08/99          1600       17.7500
 9/09/99           400       18.0000
 9/10/99          2200       18.1250
 9/13/99          5500       18.2500
 9/14/99          1800       18.1250
 9/15/99           500       18.2500
 9/16/99          2700       18.5000
 9/17/99          6800       19.2500
 9/20/99         60100       22.1875   9/20/99 Trigen receives buyout offer
 9/21/99         41100       22.5000           from Elyo at $22 per share
 9/22/99         17400       22.6875
 9/23/99          7200       23.5625
 9/24/99         25900       23.1875
 9/27/99         11200       22.5000
 9/28/99          4800       22.3125
 9/29/99          5200       22.7500
 9/30/99          6600       22.9375
10/01/99          3100       22.4375
10/04/99         12900       22.6250
10/05/99         17000       22.7500
10/06/99          4700       22.7500
10/07/99         36100       22.8125
10/08/99         75200       22.7500
10/11/99          9500       23.7500
10/12/99          1000       23.5000
10/13/99          2300       23.6250
10/14/99          7500       23.4375
10/15/99          2500       23.3125
10/18/99          4200       23.3125
10/19/99          1500       23.0625
10/20/99         15700       22.8125
10/21/99          6400       22.6875
10/22/99         48400       22.5000
10/25/99         19900       22.6875
10/26/99          5700       23.1250   10/26/99 Reports 3rd quarter loss of
10/27/99         84300       23.3125            $0.09 vs. loss of $0.15 in 1998
10/28/99         21900       23.1250
10/29/99           400       23.3125
11/01/99         20600       23.2500
11/02/99          1800       23.0625
11/03/99         27400       23.5625   11/3/99 Trigen/Cinergy sign 20 year,
11/04/99          1400       23.3750           $130 million contract with
11/05/99          4000       23.3125           Sweetheart Cup
11/08/99         16300       23.4375
11/09/99         13200       23.4375
11/10/99          1500       23.3750
11/11/99         14700       23.2500
11/12/99          6000       23.3750   11/15/99 Trigen/Cinergy sign 20 year
11/15/99         19700       23.9375            contract with Eastman Kodak
11/16/99         37100       22.0000
11/17/99         63200       19.9375   11/16/99 Elyo withdraws $22 per share
11/18/99         13900       20.0000            offer to Trigen
11/19/99          8700       19.9375
11/22/99          6200       18.9375
11/23/99         11800       17.5625
11/24/99         21100       17.5000
11/26/99          1000       17.3750
11/29/99         15300       16.8750
11/30/99         48000       16.3125
12/01/99         12800       16.6875
12/02/99         13100       17.0000
12/03/99          7300       17.7500
12/06/99          9100       17.1875
12/07/99         15600       16.9375
12/08/99          7200       17.5625
12/09/99          1200       17.3750
12/10/99          7400       16.9375
12/13/99         30800       17.0000
12/14/99         17000       17.0000
12/15/99          4400       16.7500
12/16/99         11300       16.9375
12/17/99         15100       17.2500
12/20/99         19300       17.8750
12/21/99         22800       18.0000
12/22/99          2100       17.8125
12/23/99          3000       18.0000
12/27/99          8500       17.9375
12/28/99          2000       17.8125
12/29/99          6300       17.1250
12/30/99         20700       16.7500
12/31/99          8400       17.3750
 1/03/00          8500       17.0000
 1/04/00          1100       17.0000
 1/05/00          4000       16.8750
 1/06/00          6800       17.0000
 1/07/00          8700       17.0000
 1/10/00          8400       16.7500
 1/11/00         19400       17.0000
 1/12/00         23500       16.5000
 1/13/00         15900       16.8125
 1/14/00         71700       16.8750

PROJECT TRUST                                 III. Recent Events and Market Data
--------------------------------------------------------------------------------

One-Year Comparative Indexed Share Price Performance
(1/14/99 to 1/14/00)

                               [GRAPHIC OMITTED]

 [The following table was depicted as a mountain graph in the printed material.]

    Date           Trigen        Composite(a)      S&P 500

 1/14/99           100.00           100.00          100.00
 1/15/99            98.59           102.93          102.56
 1/18/99            98.59           102.93          102.56
 1/19/99            95.77           102.34          103.28
 1/20/99            95.31            98.61          103.67
 1/21/99            95.31           101.15          101.89
 1/22/99            94.84           101.07          101.07
 1/25/99            96.24            98.47          101.80
 1/26/99            95.31            97.63          103.31
 1/27/99            92.49            94.11          102.56
 1/28/99            88.73            92.29          104.39
 1/29/99            92.02            95.39          105.56
 2/01/99            92.02            94.34          105.02
 2/02/99            94.84            98.58          104.11
 2/03/99            93.90            99.89          104.94
 2/04/99            91.55            97.83          102.99
 2/05/99            93.43           101.97          102.24
 2/08/99            97.18           101.78          102.61
 2/09/99           100.47           100.76          100.33
 2/10/99            99.53            96.25          100.94
 2/11/99           100.00            98.61          103.45
 2/12/99            96.24           102.33          101.48
 2/15/99            96.24           102.33          101.48
 2/16/99            96.24           103.94          102.45
 2/17/99            96.71           102.49          100.98
 2/18/99            96.71           103.19          102.07
 2/19/99            93.90           105.23          102.23
 2/22/99            96.24           107.55          104.95
 2/23/99            97.65           106.44          104.87
 2/24/99           102.82           105.68          103.40
 2/25/99           104.69           102.52          102.71
 2/26/99           102.82           101.12          102.16
 3/01/99           105.16            98.69          101.98
 3/02/99           104.23            98.30          101.10
 3/03/99           104.23           100.74          101.28
 3/04/99           104.23           103.23          102.84
 3/05/99           103.76           104.89          105.22
 3/08/99           108.45           103.51          105.82
 3/09/99           107.51           100.13          105.58
 3/10/99           107.04            98.85          106.16
 3/11/99           106.10            99.31          107.05
 3/12/99           106.10           102.31          106.80
 3/15/99           106.57           106.61          107.84
 3/16/99           109.86           105.82          107.77
 3/17/99           108.45           106.06          107.06
 3/18/99           111.74           108.39          108.61
 3/19/99           114.55           106.04          107.19
 3/22/99           118.78           104.52          107.00
 3/23/99           122.54           104.62          104.12
 3/24/99           120.19           104.75          104.65
 3/25/99           120.19           109.04          106.42
 3/26/99           119.25           106.57          105.82
 3/29/99           117.84           101.36          108.08
 3/30/99           115.02           102.22          107.31
 3/31/99           102.82           102.46          106.12
 4/01/99           102.82           103.26          106.73
 4/02/99           102.82           103.26          106.73
 4/05/99           102.82           105.82          108.99
 4/06/99           106.10           106.47          108.72
 4/07/99           106.10           105.98          109.46
 4/08/99           105.16           110.71          110.87
 4/09/99           106.10           116.51          111.23
 4/12/99           105.16           123.53          112.08
 4/13/99           102.82           121.58          111.35
 4/14/99           102.82           126.56          109.59
 4/15/99           102.35           126.58          109.13
 4/16/99           105.16           133.10          108.81
 4/19/99           105.16           135.39          106.38
 4/20/99           105.16           134.43          107.75
 4/21/99           105.16           129.81          110.22
 4/22/99           108.45           127.03          112.10
 4/23/99           109.39           127.76          111.93
 4/26/99           111.74           131.64          112.20
 4/27/99           112.21           135.62          112.42
 4/28/99           112.21           133.75          111.44
 4/29/99           117.84           135.62          110.78
 4/30/99           119.25           133.65          110.15
 5/03/99           119.25           135.59          111.75
 5/04/99           119.25           134.68          109.88
 5/05/99           118.31           136.14          111.15
 5/06/99           117.37           137.29          109.89
 5/07/99           116.90           135.03          110.96
 5/10/99           119.72           137.51          110.57
 5/11/99           120.19           138.83          111.83
 5/12/99           117.84           139.76          112.52
 5/13/99           117.84           141.39          112.82
 5/14/99           116.90           137.04          110.36
 5/17/99           116.43           137.94          110.50
 5/18/99           118.31           139.11          109.99
 5/19/99           119.72           143.91          110.89
 5/20/99           119.72           146.25          110.45
 5/21/99           119.72           145.68          109.74
 5/24/99           119.25           145.78          107.79
 5/25/99           120.19           143.06          105.96
 5/26/99           120.19           144.65          107.64
 5/27/99           119.72           139.70          105.71
 5/28/99           122.54           138.63          107.40
 5/31/99           122.54           138.63          107.40
 6/01/99           119.72           139.30          106.77
 6/02/99           109.86           138.01          106.82
 6/03/99           108.92           136.41          107.21
 6/04/99           106.57           138.32          109.53
 6/07/99           111.74           138.16          110.09
 6/08/99           115.96           139.36          108.67
 6/09/99           120.66           142.36          108.78
 6/10/99           120.19           139.93          107.48
 6/11/99           123.00           140.17          106.72
 6/14/99           123.94           140.29          106.75
 6/15/99           124.41           140.26          107.34
 6/16/99           126.76           143.39          109.75
 6/17/99           125.82           146.49          110.54
 6/18/99           127.23           149.77          110.78
 6/21/99           131.92           150.46          111.29
 6/22/99           135.21           151.32          110.20
 6/23/99           133.33           157.96          109.97
 6/24/99           133.33           157.35          108.55
 6/25/99           136.15           154.94          108.51
 6/28/99           139.91           156.44          109.83
 6/29/99           137.56           158.57          111.49
 6/30/99           142.72           157.07          113.24
 7/01/99           147.42           155.21          113.92
 7/02/99           146.01           154.57          114.77
 7/05/99           146.01           154.57          114.77
 7/06/99           144.13           158.66          114.51
 7/07/99           143.66           161.74          115.15
 7/08/99           143.66           161.92          115.03
 7/09/99           149.30           163.59          115.76
 7/12/99           149.30           162.22          115.42
 7/13/99           155.40           157.92          114.96
 7/14/99           155.87           161.28          115.34
 7/15/99           153.05           158.12          116.29
 7/16/99           150.23           160.24          117.04
 7/19/99           141.31           161.48          116.12
 7/20/99           141.31           160.26          113.60
 7/21/99           140.85           157.78          113.78
 7/22/99           142.72           154.52          112.27
 7/23/99           140.38           160.88          111.94
 7/26/99           138.97           160.83          111.18
 7/27/99           140.38           165.87          112.43
 7/28/99           143.66           171.31          112.64
 7/29/99           146.95           170.45          110.63
 7/30/99           149.77           169.28          109.61
 8/02/99           154.46           169.12          109.56
 8/03/99           151.17           167.31          109.07
 8/04/99           155.87           164.59          107.68
 8/05/99           153.52           158.85          108.37
 8/06/99           150.23           158.59          107.27
 8/09/99           149.77           156.22          107.06
 8/10/99           147.42           156.29          105.71
 8/11/99           148.36           158.38          107.40
 8/12/99           146.48           159.07          107.09
 8/13/99           142.72           158.94          109.53
 8/16/99           142.72           156.72          109.78
 8/17/99           142.25           159.11          110.89
 8/18/99           141.31           164.31          109.95
 8/19/99           140.38           178.79          109.19
 8/20/99           138.03           177.74          110.26
 8/23/99           139.91           182.03          112.21
 8/24/99           139.91           180.69          112.48
 8/25/99           141.31           179.80          113.99
 8/26/99           135.21           176.68          112.36
 8/27/99           134.74           176.19          111.23
 8/30/99           132.86           175.45          109.23
 8/31/99           130.52           175.77          108.93
 9/01/99           130.05           176.86          109.81
 9/02/99           130.52           172.54          108.82
 9/03/99           131.46           178.23          111.97
 9/06/99           131.46           178.23          111.97
 9/07/99           132.86           185.31          111.41
 9/08/99           133.33           185.04          110.89
 9/09/99           135.21           185.79          111.18
 9/10/99           136.15           189.86          111.51
 9/13/99           137.09           187.86          110.88
 9/14/99           136.15           186.40          110.24
 9/15/99           137.09           184.66          108.73
 9/16/99           138.97           185.33          108.77
 9/17/99           144.60           186.59          110.17
 9/20/99           166.67           183.50          110.17
 9/21/99           169.01           184.48          107.87
 9/22/99           170.42           184.53          108.11
 9/23/99           177.00           182.60          105.63
 9/24/99           174.18           179.44          105.38
 9/27/99           169.01           178.85          105.87
 9/28/99           167.61           172.94          105.78
 9/29/99           170.89           172.87          104.63
 9/30/99           172.30           170.50          105.82
10/01/99           168.54           168.51          105.83
10/04/99           169.95           171.21          107.62
10/05/99           170.89           169.03          107.36
10/06/99           170.89           169.20          109.34
10/07/99           171.36           167.21          108.70
10/08/99           170.89           164.30          110.22
10/11/99           178.40           164.31          110.15
10/12/99           176.53           165.03          108.32
10/13/99           177.46           163.46          106.05
10/14/99           176.06           162.39          105.88
10/15/99           175.12           157.75          102.91
10/18/99           175.12           156.36          103.46
10/19/99           173.24           158.88          104.05
10/20/99           171.36           163.28          106.37
10/21/99           170.42           164.15          105.89
10/22/99           169.01           165.02          107.38
10/25/99           170.42           163.57          106.72
10/26/99           173.71           160.74          105.75
10/27/99           175.12           163.92          106.97
10/28/99           173.71           168.69          110.75
10/29/99           175.12           174.64          112.44
11/01/99           174.65           173.26          111.71
11/02/99           173.24           176.04          111.18
11/03/99           177.00           173.86          111.78
11/04/99           175.59           174.90          112.41
11/05/99           175.12           181.07          113.04
11/08/99           176.06           178.41          113.60
11/09/99           176.06           178.24          112.63
11/10/99           175.59           180.05          113.30
11/11/99           174.65           181.64          113.96
11/12/99           175.59           182.63          115.17
11/15/99           179.81           185.01          115.03
11/16/99           165.26           188.68          117.15
11/17/99           149.77           186.75          116.38
11/18/99           150.23           189.46          117.55
11/19/99           149.77           188.69          117.31
11/22/99           142.25           185.88          117.22
11/23/99           131.92           180.50          115.88
11/24/99           131.46           174.67          116.90
11/25/99           131.46           174.67          116.90
11/26/99           130.52           174.06          116.86
11/29/99           126.76           173.51          116.14
11/30/99           122.54           178.99          114.58
12/01/99           125.35           181.55          115.31
12/02/99           127.70           182.44          116.24
12/03/99           133.33           183.68          118.24
12/06/99           129.11           183.77          117.42
12/07/99           127.23           188.84          116.25
12/08/99           131.92           190.11          115.81
12/09/99           130.52           193.91          116.16
12/10/99           127.23           186.42          116.90
12/13/99           127.70           184.86          116.75
12/14/99           127.70           184.11          115.75
12/15/99           125.82           187.99          116.59
12/16/99           127.23           183.31          117.04
12/17/99           129.58           191.94          117.23
12/20/99           134.27           199.04          116.99
12/21/99           135.21           207.53          118.25
12/22/99           133.80           203.06          118.47
12/23/99           135.21           202.55          120.31
12/24/99           135.21           202.55          120.31
12/27/99           134.74           209.33          120.20
12/28/99           133.80           209.15          120.25
12/29/99           128.64           208.63          120.73
12/30/99           125.82           212.77          120.81
12/31/99           130.52           220.66          121.21
 1/03/00           127.70           217.34          120.05
 1/04/00           127.70           211.58          115.45
 1/05/00           126.76           214.21          115.67
 1/06/00           127.70           216.25          115.78
 1/07/00           127.70           222.05          118.91
 1/10/00           125.82           234.48          120.25
 1/11/00           127.70           232.39          118.67
 1/12/00           123.94           236.32          118.15
 1/13/00           126.29           243.69          119.59
 1/14/00           126.76           254.90          120.87

                    26.8%           154.9%           20.9%

----------
(a)   Composite includes AES, Calpine and Thermo Ecotek.

PROJECT TRUST                                 III. Recent Events and Market Data
--------------------------------------------------------------------------------

Trigen Three-Year Price/Volume Histogram
(1/14/97 to 1/14/00)
Total Volume Traded:  7,793,800 Shares

                               [GRAPHIC OMITTED]

   [The following table was depicted as a bar graph in the printed material.]

3 Year

          0      11.99       13.99      15.99       17.99      19.99       21.99      23.99      25.99       27.99
      11.99      13.99       15.99      17.99       19.99      21.99       23.99      25.99      27.99          50     TOTAL
    374,600  1,281,300     917,200  2,010,600     825,200    318,100   1,485,600    519,000     60,400       1,800     7,793,800

Cumulative
Percent Traded    4.8%       21.2%      33.0%       58.8%      69.4%       73.5%      92.5%      99.2%      100.0%        100.0%

PROJECT TRUST                                 III. Recent Events and Market Data
--------------------------------------------------------------------------------

Trigen Two-Year Price/Volume Histogram
(1/14/98 to 1/14/00)
Total Volume Traded:  5,787,700 Shares

                               [GRAPHIC OMITTED]

   [The following table was depicted as a bar graph in the printed material.]

2 Year

                       0        11.99      13.99        15.99      17.99     19.99      21.99    23.99    25.99   27.99
                   11.99        13.99      15.99        17.99      19.99     21.99      23.99    25.99    27.99      50    TOTAL
                 374,600    1,281,300    917,200    1,998,900    434,300    58,000    723,400        0        0        0   5,787,700

Cumulative
Percent Traded      6.5%         28.6%      44.5%        79.0%      86.5%     87.5%     100.0%

PROJECT TRUST                                 III. Recent Events and Market Data
--------------------------------------------------------------------------------

Trigen One-Year Price/Volume Histogram
(1/14/99 to 1/14/00)
Total Volume Traded:  2,835,800 Shares

                               [GRAPHIC OMITTED]

   [The following table was depicted as a bar graph in the printed material.]

1 Year

          0      11.99       13.99      15.99       17.99      19.99       21.99      23.99      25.99       27.99
      11.99      13.99       15.99      17.99       19.99      21.99       23.99      25.99      27.99          50      TOTAL
      5,200    468,400     411,200    846,300     323,300     58,000     723,400          0          0           0      2,835,800

Cumulative
Percent Traded   0.2%          16.7%        31.2%        61.0%         72.4%         74.5%      100.0%

PROJECT TRUST                                 III. Recent Events and Market Data
--------------------------------------------------------------------------------

Shareholder Profile

                                                             As Reported
                                                    ----------------------------
Institutional Holders                               Shares Held       % of Total
                                                    -----------       ----------

  Dimensional Fund Advisors                           868,500             7.0%
  Investment Counselors of Maryland                   780,000             6.3
  Benson Associates, LLC                              411,381             3.3
  Denver Investment Advisors                          161,900             1.3
  Martindale Andres & Co.                             136,900             1.1
  California Public Employees' Retirement System      134,100             1.1
  Loomis Sayles & Co.                                 121,400             1.0
  Accrued Equities                                     75,000             0.6
  Westpeak Investment Advisors, L.P.                   71,500             0.6
  Barclays Global Investors                            61,000             0.5
  Other                                               363,336             2.9
                                                   ----------           -----
    Total Institutional Ownership                   3,185,017            25.7%

Suez Lyonnaise des Eaux and Affiliates              6,507,944            52.5%

Insiders
  Thomas R. Casten                                  1,094,457             8.8%
  Eugene E. Murphy                                    243,493             2.0
  Other Insiders                                      397,671             3.2
                                                   ----------           -----
    Total Insiders                                  1,735,621            14.0%

Retail                                                978,520             7.9%
                                                   ----------           -----
Total Shares Outstanding                           12,407,102           100.0%
                                                   ==========           =====

----------
Source: Trigen 10-Q dated 9/30/99 and Morrow & Co. as of November 1999.

PROJECT TRUST                                 III. Recent Events and Market Data
--------------------------------------------------------------------------------

Options and Restricted Stock Information

Options

                       Outstanding Options(a)
----------------------------------------------------------------------    Diff. Between
                                                    Average              Offer Price and    Cost to
     Range of                          Average      Exercise     Offer     Avg. Exercise    Exercise
  Exercise Prices        Options       Life(b)       Price       Price         Price       Options(c)
-------------------      -------       -------      --------     -----   ---------------   ----------
$11.88   -   $19.75      735,210         8.1         $16.40      $23.50        $7.10       $5,219,991
 20.00   -    24.00       54,200         7.4          21.55       23.50         1.95          105,690
 24.25   -    27.75       19,500         8.4          25.43       23.50           --               --
       Total             808,910         8.0         $18.89                                $5,325,681

o The cost to exercise the options will be equal to the difference between the offer price and the exercise price multiplied by the number of options (vested and non-vested) or approximately $5.3 million.

o Note that if the offer price is less than or equal to the exercise price, those options shall be cancelled.

Restricted Stock

 Restricted        Offer        Payment
Stock Shares       Price      at Closing(d)
------------       -----      -------------
  329,220         $23.50      $1,934,168

----------
(a)   Information of outstanding options based on Trigen 10-K dated 12/31/98.
(b)   Average contractual remaining life of options in years as of 12/31/98.
(c)   Includes both vested and non-vested options.
(d) At closing, 25% of the restricted stock shares will be paid. The remaining restricted shares shall be cancelled.

PROJECT TRUST                                 III. Recent Events and Market Data
--------------------------------------------------------------------------------

Selected Research Analyst Comments After Elyo Offer on September 20, 1999

                                                     1999    Target
  Report Date             Research Firm/Analyst       EPS     Price        Rating                    Selected Quotes
  -----------             ---------------------       ---     -----        ------                    ---------------
December 7, 1999    BancBoston Robertson Stephens    $0.75      NA          Buy        "We are reducing our 4Q earnings estimate for
                    Hugh F. Holman                                                     Trigen from $0.49 to $0.25 per share. This
                                                                                       reduction is based on two factors. First, we
                                                                                       were just flat out too aggressive in setting
                                                                                       our target for the quarter, and, to hit it,
                                                                                       everything would have had to break right for
                                                                                       the company. Second, the weather thus far in
                                                                                       4Q has been great here in the East- which,
                                                                                       unfortunately, is bad news for a company that
                                                                                       makes money when the weather is cold."

                                                                                       "We are maintaining our Buy rating on this
                                                                                       stock. Despite our disappointment that Elyo
                                                                                       has declined to sweeten its $22/share bid, we
                                                                                       think the fundamentals here remain very
                                                                                       strong as the deregulation of the power
                                                                                       market in the U.S. picks up pace."

December 3, 1999    Salomon Smith Barney             $0.80    $21.50       Neutral     "We are lowering our rating to Neutral from
                    Bonnie Becker                                                      Outperform due to: 1) concerns about Trigen's
                                                                                       earnings cliff in 2001 caused by the
                                                                                       repricing of Grays Ferry contract, 2) the
                                                                                       withdrawal by majority shareholder Elyo of
                                                                                       its bid for Trigen, and 3) Trigen's premium
                                                                                       valuation to both AES Corp and Calpine Corp,
                                                                                       which we feel is unwarranted."

                                                                                       "We believe that the Elyo offer represented a
                                                                                       fair price for Trigen stock. The offer price
                                                                                       valued Trigen at 9.6x FV/EBITDA. This
                                                                                       compared favorably with the most recent
                                                                                       acquisition of an independent power producer
                                                                                       (IPP), Calpine's acquisition of CogenAmerica,
                                                                                       which valued CogenAmerica at 6.9x EBITDA."

November 18, 1999   DLJ Securities                   $0.80    $22.00-      Market      "We maintain that the near-term challenge for
                    Ali Agha                                  $23.00        Perf.      Trigen is the earnings cliff that the company
                                                                                       faces in 2001 arising from the repricing of
                                                                                       the Grays Ferry contract. In recent months,
                                                                                       management has exhibited increasing success
                                                                                       in securing new projects and contracts to
                                                                                       bolster earnings going forward. At this time,
                                                                                       however, we are maintaining our market
                                                                                       performance rating on the stock but will be
                                                                                       closely monitoring management's efforts to
                                                                                       build out a pipeline of future projects to
                                                                                       add to earnings visibility."

September 22, 1999  BancBoston Robertson Stephens    $0.99      NA          Buy        "We suspect that Suez Lyonnaise des Eaux will
                    Hugh F. Holman                                                     end up sweetening its $22/share offer for
                                                                                       Trigen. We base this on several
                                                                                       considerations. First, the market seems to be
                                                                                       telling us that Suez's bid is low, as the
                                                                                       stock immediately traded above $22/share and
                                                                                       has held at a premium to the offer. Second,
                                                                                       the premium offered relative to Trigen's
                                                                                       closing price prior to the offer, 14.3%, is
                                                                                       low relative to what Suez has paid in its
                                                                                       recent buy-in of United Water Resources (54%)
                                                                                       and to what it has offered in two other
                                                                                       buy-ins, Tractebel (24.4%) and Sita (20.3%).
                                                                                       Third, in a comparable transaction now under
                                                                                       way, Calpine's offer to buy 80% of
                                                                                       Cogeneration Corporation of America, Calpine
                                                                                       has offered Cogen a 48.7% premium to its
                                                                                       prior closing price and what appears to us to
                                                                                       be a multiple of estimated forward EBITDA of
                                                                                       8.5-9.5x versus Suez's offer of 7.6x Trigen's
                                                                                       estimated forward EBITDA.

PROJECT TRUST                                 III. Recent Events and Market Data
--------------------------------------------------------------------------------

Selected Research Analyst Comments Before Elyo Offer on September 20, 1999

                                                     1999    Target
  Report Date             Research Firm/Analyst       EPS     Price        Rating                    Selected Quotes
  -----------             ---------------------       ---     -----        ------                    ---------------
July 29, 1999       Lazard Freres & Co. LLC          $0.83    $30.00        Buy        "Development and construction activity has
                    James F. McAree                                                    been significant and is expected to continue
                                                                                       growing. Our impression is that the level of
                                                                                       bidding activity continues to increase,
                                                                                       outsourcing contracts are being signed and
                                                                                       the selling-cycle now seems to be
                                                                                       significantly shorter than it was two years
                                                                                       ago. We believe that the company can move
                                                                                       forward with its many projects since the
                                                                                       parent company, ELYO, made a $50 million
                                                                                       subordinated loan at favorable terms to TGN
                                                                                       and Cinergy has committed $150 million to
                                                                                       TGN-Cinergy Solutions projects."

                                                                                       "The 2001 earnings profile is becoming
                                                                                       clearer. Investors should note that about
                                                                                       $0.50 to $0.60 of TGN's 2000 EPS from the
                                                                                       Gray's Ferry project is at risk in 2001 due
                                                                                       to a change in the pricing of electricity
                                                                                       from 4.5 cents per KW to 98% of the PJM
                                                                                       Index. We believe that the company has about
                                                                                       $0.25 of new EPS from the ramp-up of current
                                                                                       projects in 2001 and given the momentum in
                                                                                       the business today we are confident that
                                                                                       management can at least meet their internal
                                                                                       goal of replacing all of the anticipated EPS
                                                                                       decline at Gray's Ferry."

July 28, 1999       BancBoston Robertson Stephens    $0.99      NA          Buy        "We believe the restructuring of the utility
                    Hugh F. Holman                                                     industry will open significant new
                                                                                       opportunities to Trigen in the development of
                                                                                       new industrial and district heating CHP
                                                                                       projects that free customers from the need to
                                                                                       rely on local utilities. By `going off the
                                                                                       grid', these customers will avoid transition
                                                                                       charges and transmission and distribution
                                                                                       charges that grid-connected customers will
                                                                                       incur. Further, we believe that the
                                                                                       environmental benefits of CHP will translate
                                                                                       into an increasingly attractive competitive
                                                                                       advantage as emissions trading places a
                                                                                       monetary value on emissions."

                                                                                       "Based on the current strong momentum in
                                                                                       Trigen's project development activity, we
                                                                                       believe there may yet be an upside to these
                                                                                       [earnings] estimates, possibly to $1.00 in
                                                                                       1999."

                                                                                       "The company also noted that it believes the
                                                                                       selling cycle on new industrial projects is
                                                                                       shortening as decision-making on energy
                                                                                       projects moves to higher echelons in its
                                                                                       client companies-partly as a result of the
                                                                                       energy `buzz' created by utility
                                                                                       deregulation."

                                                                                       "The company indicated that it has at least
                                                                                       three very significant project awards
                                                                                       pending, and management is anticipating an
                                                                                       `active' August (in terms of awards and
                                                                                       announcements)."

June 3, 1999        Lazard Freres & Co. LLC          $0.76    $20.00        Buy        "Trigen's bidding activity is robust and
                    James F. McAree                                                    contracts are being signed now that
                                                                                       uncertainty surrounding electricity
                                                                                       deregulation is over."

                                                                                       "Trigen and TCS are very well positioned to
                                                                                       win outsourcing contracts and the outsourcing
                                                                                       trend will continue to grow as companies
                                                                                       recognize the potential cost savings now
                                                                                       available."

June 3, 1999        BancBoston Robertson Stephens    $0.78    $22.00-       Buy        "Trigen has scored a major project win with
                    Hugh F. Holman                            $29.00                   Millenium Chemicals that potentially adds $1
                                                                                       billion in revenues over the next 15-20
                                                                                       years."

                                                                                       "We find ourselves reporting news that could
                                                                                       drive earnings above our current estimates of
                                                                                       $0.78 for 1999 and $1.10 for 2000. We
                                                                                       continue to believe that the upside potential
                                                                                       to earnings in 2000 could be as much as $0.35
                                                                                       per share."

PROJECT TRUST                                          IV. Financial Projections
--------------------------------------------------------------------------------

Selected Historical and Projected Financial Data(a)
($ in millions, except per share data)

                                                                                 Projected
                                                         -----------------------------------------------------------      CAGR
                               1998A        1999E        2000       2001       2002       2003       2004       2005    1999-2005
                               -----        -----        ----       ----       ----       ----       ----       ----    ---------
Selected Income Statement Data

  Revenues                    $ 242.4      $ 286.0      $375.5     $403.4     $421.6     $436.9     $446.4     $453.0      7.9%
    % Growth                                  18.0%       31.3%       7.4%       4.5%       3.6%       2.2%       1.5%

  EBITDA                         57.0         66.4        99.0      100.0      107.4      111.2      112.6      112.9      9.2
    % Margin                     23.5%        23.2%       26.4%      24.8%      25.5%      25.4%      25.2%      24.9%

  EBIT                           31.8         40.4        66.3       63.2       67.9       70.8       71.5       71.2      9.9
    % Margin                     13.1%        14.1%       17.7%      15.7%      16.1%      16.2%      16.0%      15.7%

  Net Income                      6.3(b)      11.7(c)     16.1       11.5       13.5       16.7       18.8       20.0      9.4
    % Margin                      2.6%         4.1%        4.3%       2.8%       3.2%       3.8%       4.2%       4.4%
    % Growth                                  58.2%       37.6      (28.5)      17.9       23.5       12.3        6.5

  Earnings per Share (d)      $  0.52(b)   $  0.94(c)   $ 1.30     $ 0.93     $ 1.09     $ 1.35     $ 1.52     $ 1.61      9.4%
    % Growth                                 80.7%       37.6%     (28.5)%     17.9%      23.5%      12.3%       6.5%

Selected Cash Flow Data

  Depreciation and
    Amortization              $  25.2      $  26.0      $ 32.7     $ 36.7     $ 39.6     $ 40.4     $ 41.1     $ 41.7

  Working Capital Decrease/
    (Increase)                    0.1        (17.0)        6.4        0.5       (1.9)      (2.3)      (2.7)     (10.2)

  Capital Expenditures         (109.1)      (137.1)      (93.6)     (69.0)     (11.5)     (10.9)      (5.0)      (4.1)

----------
(a)   Source: Trigen Medium Term Plan- Committed Case dated January 8, 2000.
(b)   Includes extraordinary loss of $0.3 million net of tax.
(c)   Includes extraordinary loss of $4.9 million net of tax.
(d) EPS for 1999 and beyond based on 12.4 million basic shares outstanding as of 10-Q dated 9/30/99.

PROJECT TRUST                                               V. Summary Valuation
--------------------------------------------------------------------------------

Valuation Ranges

                                                                                                 Premium/(Discount) to
                                                                       Implied Market Value      ---------------------
                                                Enterprise Value         Per Share (a)(b)          Current Price (c)
                                              --------------------     --------------------      ---------------------
                                               Low           High       Low           High        Low            High
                                              -----         ------     -----         ------      -----          ------
                                                                       --------------------
A. Public Market Valuation                     $665    --    $730      $15.17   --   $20.28     (10.8%)    --    19.3%

B. Comparable Transactions Valuation           $695    --    $765      $17.53   --   $23.03       3.1%     --    35.5%

C. Discounted Cash Flow Analysis               $710    --    $775      $18.71   --   $23.82      10.0%     --    40.1%

D. Minority Buy-out Transaction Valuation      $715    --    $750      $19.08   --   $21.99      12.3%     --    29.4%
                                                                       --------------------

------------------
(a) Based on 12.7 million fully diluted shares.
(b) Market value defined as Enterprise Value less net debt of $472 million.
    Net debt defined as short term and long term debt, plus minority interest, plus preferred stock less cash.
(c) Based on a share price of $17.00 as of 1/18/00.

PROJECT TRUST                                               V. Summary Valuation
--------------------------------------------------------------------------------

Valuation Ranges (cont'd)

   [The following table was depicted as a bar graph in the printed material.]

                      Public Market      Comparable Transactions      Discounted Cash        Minority Buy-Out
Current Price(a)        Valuation               Valuation              Flow Analysis       Transaction Valuation
     $17.00              $15.17                  $17.53                   $18.71                  $19.08
                         $20.28                  $23.03                   $23.82                  $21.99

----------
(a)   As of 1/18/00.

PROJECT TRUST                                               V. Summary Valuation
--------------------------------------------------------------------------------

Analysis at Various Prices
($ in millions, except per share data)

                                                               Premium to Market Value
                                          -------------------------------------------------------------------------
                                             0%             10%             20%             30%             40%
                                          -------------------------------------------------------------------------
Stock Price                               $  17.00 (g)    $  18.70        $ 20.40         $  22.10        $  23.80
Primary Shares Outstanding (a)               12.4            12.4            12.4            12.4            12.4
Options (b)(c)                                0.7             0.7             0.7             0.8             0.8
Restricted Stock (f)                          0.1             0.1             0.1             0.1             0.1
Fully Diluted Gross Shares                   13.2            13.2            13.2            13.3            13.3
Options Proceeds (c)                      $  12.1         $  12.1            12.1            13.2            13.2

Market Value                              $ 212.8         $ 235.2         $ 257.7         $ 280.2         $ 302.8
Net Debt (d)                                472.1           472.1           472.1           472.1           472.1
                                          -------         -------         -------         -------         -------
Enterprise Value                          $ 684.8         $ 707.3         $ 729.8         $ 752.3         $ 774.9
                                          =======         =======         =======         =======         =======

Enterprise Value as a Multiple of

  Revenues (e)
    1999                     $ 286.0          2.4 x           2.5 x           2.6 x           2.6 x           2.7 x
    2000                     $ 375.5            1.8           1.9             1.9             2.0             2.1

  EBITDA (e)
    1999                     $  66.4         10.3 x          10.7 x          11.0 x          11.3 x          11.7 x
    2000                     $  99.0          6.9             7.1             7.4             7.6             7.8

  EBIT (e)
    1999                     $  40.4         16.9 x          17.5 x          18.1 x          18.6 x          19.2 x
    2000                     $  66.3         10.3            10.7            11.0            11.3            11.7

Market Value as a Multiple
  of Net Income (e)
    1999                     $  11.7         18.2 x          20.1 x          22.1 x          24.0 x          25.9 x
    2000                     $  16.1         13.2            14.6            16.0            17.4            18.8

  Book Value (e)
    1999                     $ 164.6          1.3 x           1.4 x           1.6 x           1.7 x           1.8 x
    2000                     $ 180.5          1.2             1.3             1.4             1.6             1.7

----------
(a)   Based on Trigen 10-Q dated September 30, 1999.
(b) Options based on outstanding "in-the-money" options as of Trigen's 10-K dated 12/31/98.
(c) Outstanding options and their respective strike prices as of 12/31/98 10-K are as follows: 735,210 at $16.40, 54,200 at $21.55, and 19,500 at $25.43.
(d) Net debt defined as short term and long term debt, plus minority interest, plus preferred stock, less cash, based on Trigen Medium Term Plan-Committed Case dated January 8, 2000. Net Debt comprised of $49.8 million of current debt, $417.8 million of long term debt, $19.4 million minority interest, less $15.0 million of cash as of December 1999.
(e)   Source: Trigen Medium Term Plan- Committed Case dated January 8, 2000.
(f)   Represents 25% of the 329,200 total shares of restricted stock.
(g)   Closing price on 1/18/00.

PROJECT TRUST                                               V. Summary Valuation
--------------------------------------------------------------------------------

Historical Share Price Information

--------------------------------------------------------------------------------
                              Trigen Energy Corp.
================================================================================
Current Price (1/18/00)                                                   $17.00

1999 High (11/15/99)                                                      $23.94

1999 Low (1/4/99)                                                         $11.38

52 Week High (11/15/99)                                                   $23.94

52 Week Low (1/28/99)                                                     $11.81

Average for December 1999                                                 $17.32

Average for November 1999                                                 $21.13

Average for October 1999                                                  $23.03

3 Month Average*                                                          $19.38

----------
* Based on average closing price from 10/18/99 to 1/18/00

PROJECT TRUST                                               V. Summary Valuation
--------------------------------------------------------------------------------

Summary of Premiums Paid in Minority Buyout Transactions
(all numbers reflect medians)

                                                     Premium of Initial Bid to:                     Premium of Final Bid to:
                                               ---------------------------------------       ---------------------------------------
                                                One Day Prior         One Month Prior         One Day Prior         One Month Prior
Stake Purchased               # of Deals       to Annnouncement       to Annnouncement       to Annnouncement       to Annnouncement
---------------               ----------       ----------------       ----------------       ----------------       ----------------
Less than 5%                       1                 6.3%                    7.7%                  14.8%                  16.3%

5.0% to 9.9%                       3                (5.9%)                   5.5%                  12.3%                  91.6%

10.0% to 14.9%                     5                15.5%                   15.0%                  25.0%                  26.7%

15.0% to 19.9%                    15                10.2%                   23.8%                  20.4%                  30.9%

20.0% to 49.9%                    37                14.3%                   19.0%                  18.2%                  26.2%
                                 ----
------------------------------------------------------------------------------------------------------------------------------------
Overall                           61                11.4%                   19.0%                  19.3%                  29.2%
------------------------------------------------------------------------------------------------------------------------------------

PROJECT TRUST                                                     VI. Appendix A
--------------------------------------------------------------------------------

Public Market Valuation
($ in millions)

                                         Low           High
                                       -------        -------

                                       ----------------------
Rounded Enterprise Value Range (a)     $665       -   $730
                                       ----------------------
  Enterprise Value Range               $664       -   $730
  Less: Net Debt (b)                   (472)      -   (472)
                                       -------        -------
  Market Value (c)                     $193       -   $258
  Price Per Share (d)                   $15.17         $20.28

                                                                          Public Market Multiple Benchmarks
                                                                    -----------------------------------------------
                                                                    MidAmerican               Thermo       Group
Enterprise Value as a Multiple of                                    Energy (f)   Calpine     Ecotek     Median (g)
                                                                    -----------   -------     ------     ----------
  EBITDA (e)
                                        -----------------------
    1999                $66.4            10.0 x   -     11.0 x          8.1 x      26.9 x       4.5 x      13.7 x
                                        -----------------------
    2000                $99.0             6.7     -      7.4            7.2        17.6         4.1         9.6

  EBIT (e)
    1999                $40.4            16.4 x   -     18.1 x         13.5 x      36.4 x       8.4 x      18.2 x
    2000                $66.3            10.0     -     11.0           12.0        23.5         7.3        13.3

Market Value as a Multiple of

  Net Income (e)
    1999                $11.7            16.5 x   -     22.1 x         12.7 x      53.1 x      12.9 x      12.9 x
    2000                $16.1            12.0     -     16.0           10.9        42.5        11.3        11.3

  Book Value (e)
    1999               $164.6             1.2 x   -      1.6 x          1.8 x       9.6 x       1.0 x      6.9  x
    2000               $180.5             1.1     -      1.4

----------
(a) Enterprise Value defined as Market Value of Common Equity plus short term and long term debt, plus minority interest, plus preferred stock, less cash.
(b) Net debt defined as short term and long term debt, plus minority interest, plus preferred stock, less cash, based on Trigen Medium Term Plan-Committed Case dated January 8, 2000. Net Debt comprised of $49.8 million of current debt, $417.8 million of long term debt, $19.4 million minority interest, less $15.0 million of cash as of December 1999.
(c)   Market Value defined as Enterprise Value less net debt.
(d)   Based on 12.7 million fully diluted shares.
(e)   Source: Trigen Medium Term Plan- Committed Case dated January 8, 2000.
(f) Based on the price per share on 10/22/99, which was one day before the company announced it would be acquired.
(g)   Group median based on a larger set of companies on the following page.

PROJECT TRUST                                                     VI. Appendix A
--------------------------------------------------------------------------------

Public Market Valuation (cont'd)
($ in millions)

                                             Trigen              Group     Group                    MidAmerican
                                             Energy               Mean    Median        AES            Energy          Calpine
                                             ------               ----    ------        ---            ------          -------
  LTM Ended                                  Sep-99                                    Sep-99          Sep-99           Sep-99
  Fiscal Year Ended                          Dec-98                                    Dec-98          Dec-98           Dec-98
Current Market Information
                                                                 ------   -------
  Ticker                                        TGN                                       AES             MEC              CPN
  Price as of 01/18/2000                     $17.00                                    $77.94          $27.25 (e)       $85.00
        52 Wk High                            24.19                                     83.38           35.75            86.63
        52 Wk Low                             11.50                                     32.81           26.44            14.41

Current Price as a % of 52 Week High           70.3%              76.9%     76.2%        93.5%           76.2%            98.1%
  Shares Outstanding                           12.7 (f)                                 206.4            61.2             62.9
  Indicated Dividend                          $0.14                                     $0.00           $0.00            $0.00
  Payout Ratio                                 10.1%                                      0.0%            0.0%             0.0%
  Dividend Yield                                0.8%                                      0.0%            0.0%             0.0%
  Market Value (a)                             $215                                   $16,085          $1,667           $5,346
  Market Capitalization (b)                     687                                    24,702           8,596            6,863
------------------------------------------------------------------------------------------------------------------------------------
Market Capitalization as a Multiple of:
  LTM Net Sales                                 2.6 x              5.3       4.3          8.9 x           2.4 x            9.4 x
  1999E                                         2.4                5.5       5.1          8.2             2.1             10.4
  2000E                                         1.8                3.8       3.1          4.3             1.8              7.8

  LTM EBITDA                                   10.2 x             14.3 x     9.9 x       22.4 x           9.4 x           24.3 x
  1999E                                        10.4               14.7      13.7         19.4             8.1             26.9
  2000E                                         6.9               10.2       9.6         12.0             7.2             17.6

  LTM EBIT                                     16.8 x             20.9 x    16.2 x       28.2 x          16.2 x           34.0 x
  1999E                                        17.0               20.3      18.2         23.0            13.5             36.4
  2000E                                        10.4               14.3      13.3         14.5            12.0             23.5
------------------------------------------------------------------------------------------------------------------------------------
Price as a Multiple of:                       MGMT.     I/B/E/S
  LTM EPS                                      12.2 x             29.9 x    15.7 x       67.5 x           9.0 x           51.4 x
  1999E (I/B/E/S)                              18.1 (a)   21.3 x  26.1      12.9         41.0            12.7             53.1
  2000E (I/B/E/S)                              13.1 (a)   14.2    20.1      11.3         26.4            10.9             42.5

  Book Value per Share                          1.3 x              6.0 x     6.9 x       10.7 x           1.8 x            9.6 x
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Leverage Ratios:
  ST + LT Debt/Total Book Cap                  71.8%              70.7%     74.1%        72.1%           79.7%            74.1%
  Net Debt/Market Cap                          65.8%              44.4%     28.8%        28.8%           72.5%            21.8%
  Total Debt/LTM EBITDA                         7.0 x              5.8 x     7.0 x        7.1 x           7.0 x            5.9 x
------------------------------------------------------------------------------------------------------------------------------------
Summary Capitalization                    12/31/1999 (g)                           09/30/1999      09/30/1999       09/30/1999
                                          --------------                           ----------      ----------       ----------
Cash & Investments                             $ 15                                      $702            $167             $174
Short-Term Debt                                  50   8%             7%        8%         968   9%        100   1%           0   0%
Long-Term Debt                                  418  64%            53%       64%       6,837  63%      6,298  78%       1,667  74%
Minority Interest                                19   3%             4%        4%         964   9%          0   0%          24   1%
Preferred Equity                                  0   0%             2%        0%         550   5%        699   9%           0   0%
Common Equity                                   165  25%            34%       25%       1,502  14%        933  12%         558  25%
                                              -----                                   -------          ------           ------
    Capitalization                             $652 100%                              $10,821 100%     $8,030 100%      $2,249 100%
                                              =====              ------   -------    =======          ======           ======

                                         Cogeneration         Thermo
                                         Corp of Amer.        Ecotek
                                         -------------        ------
  LTM Ended                                  Sep-99           Oct-99
  Fiscal Year Ended                          Dec-98           Oct-99
Current Market Information
  Ticker                                       CGCA              TCK
  Price as of 01/18/2000                     $16.81 (b)        $5.44
        52 Wk High                            25.13            10.88
        52 Wk Low                              7.94             5.00

Current Price as a % of 52 Week High           66.9%            50.0%
  Shares Outstanding                            6.9             36.0
  Indicated Dividend                          $0.00            $0.00
  Payout Ratio                                  0.0%             0.0%
  Dividend Yield                                0.0%             0.0%
  Market Value (a)                             $115             $196
  Market Capitalization (b)                     411              285
-------------------------------------------------------------------------
Market Capitalization as a Multiple of:
  LTM Net Sales                                 4.3 x            1.4 x
  1999E                                          NA              1.3
  2000E                                          NA              1.2

  LTM EBITDA                                    9.9 x            5.6 x
  1999E                                          NA              4.5
  2000E                                          NA              4.1

  LTM EBIT                                     14.1 x           11.9 x
  1999E                                          NA              8.4
  2000E                                          NA              7.3
-------------------------------------------------------------------------
Price as a Multiple of:
  LTM EPS                                      15.7 x            6.0 x
  1999E (I/B/E/S)                              10.8             12.9
  2000E (I/B/E/S)                               9.6             11.3

  Book Value per Share                          6.9 x            1.0 x
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Leverage Ratios:
  ST + LT Debt/Total Book Cap                  94.8%            32.8%
  Net Debt/Market Cap                          72.0%            27.0%
  Total Debt/LTM EBITDA                         7.2 x            1.9 x
-------------------------------------------------------------------------
Summary Capitalization                   09/30/1999       10/02/1999
                                         ----------       ----------
Cash & Investments                               $5              $22
Short-Term Debt                                  29   9%          38  12%
Long-Term Debt                                  272  86%          61  20%
Minority Interest                                 0   0%          13   4%
Preferred Equity                                  0   0%           0   0%
Common Equity                                    17   5%         191  63%
                                               ----             ----
    Capitalization                             $318 100%        $302 100%
                                               ====             ====

PROJECT TRUST                                                     VI. Appendix A
--------------------------------------------------------------------------------

Public Market Valuation (cont'd)
($ in millions)

                           Trigen                              MidAmerican                              Cogeneration       Thermo
                           Energy               AES              Energy               Calpine           Corp of Amer.      Ecotek
                           ------               ---              ------               -------           -------------      ------
Net Sales
  2000E                    375.5(a)           5,700.3 (a)      4,816.7 (a)            875.5 (a)               NA           230.0 (a)
  1999E                    286.0(a)           3,006.9 (a)      4,136.1 (a)(b)         657.0 (a)               NA           226.4 (a)
  LTM                      266.8              2,771.0          3,617.0                729.3                 94.8           205.5
  1998                     242.4              2,398.0          2,566.2 (d)            528.1                 74.0           209.0
  1997                     240.7              1,411.0          2,210.3 (d)            247.5                 64.8           180.2
  1996                     243.6                835.0               NA                205.9                 96.5           150.1

EBITDA
  2000E                     99.0(a)           2,057.9 (a)      1,191.5 (a)            390.5 (a)               NA            69.1
  1999E                     66.4(a)           1,274.2 (a)      1,063.0 (a)(b)         255.5 (a)               NA            63.6
  LTM                       67.1              1,101.5 (b)        911.7 (c)            282.0                 41.6            50.8 (b)
  1998                      57.0              1,161.0            836.3 (d)            221.0                 36.8            73.2
  1997                      44.8                608.0            756.6 (d)            144.0                 24.3            68.7
  1996                      42.4(b)             392.0               NA                103.4                 21.5            56.4

Depreciation & Amortization
  2000E                     32.7(a)             358.8 (a)        473.9 (a)             99.0 (a)               NA            30.1 (c)
  1999E                     26.0(a)             198.2 (a)        426.4 (a)             67.0 (a)               NA            29.6 (c)
  LTM                       26.1                226.5 (b)        382.0                 80.0                 12.5            26.9 (b)
  1998                      25.2                196.0            333.4 (d)             74.3                  9.8            23.9
  1997                      16.0                114.0            276.0 (d)             46.8                  7.8            21.6
  1996                       7.6                 65.0               NA                 36.6                  9.4            20.4

PROJECT TRUST                                                     VI. Appendix A
--------------------------------------------------------------------------------

Public Market Valuation (cont'd)
($ in millions)

                        Trigen                                        MidAmerican                    Cogeneration     Thermo
                        Energy                           AES            Energy           Calpine     Corp of Amer.    Ecotek
                        ------                           ---          -----------        -------     -------------    ------
EBIT (c)
  2000E                   66.3 (a)                     1,699.1 (a)      717.5 (a)         291.5 (a)        NA          39.0 (a)
  1999E                   40.4 (a)                     1,076.0 (a)      636.6 (a)(b)      188.5 (a)        NA          34.0 (a)
  LTM                     41.0                           875.0          529.7 (c)         201.9          29.1          23.9 (b)
  1998                    31.8                           965.0          502.8 (d)         146.7          27.0          49.3
  1997                    28.7                           494.0          480.6 (d)          97.2          16.5          47.1
  1996                    34.8 (b)                       327.0             NA              66.8          12.1          35.9

Net Income (d)
  2000E                16.1 (a)                          666.7 (a)      183.7 (a)         103.1 (a)        NA          19.8 (a)
  1999E                11.7 (a)(e)                       379.1 (a)      138.5 (a)(b)       67.1 (a)        NA          26.0 (a)
  LTM                  17.2 (c)(d)                       208.0          180.7 (c)          79.0 (b)       7.3 (a)      13.9 (b)(d)
  1998                  6.3 (d)                          307.0 (c)      137.5 (d)          46.3 (b)       8.0          35.3 (d)
  1997                  5.0                              188.0 (c)      138.9 (d)          34.7          23.4          22.5
  1996                  8.7 (b)                          125.0             NA              18.7         (17.7)         17.8

EPS (e)                  MGMT.            I/B/E/S
                         -----            -------
  2000E (I/B/E/S)      1.30 (a)             1.20           2.95          2.49              2.00         1.76           0.48
  1999E (I/B/E/S)      0.94 (a)(e)          0.80           1.90          2.15              1.60         1.55           0.42
  LTM                  1.39 (c)(d)                         1.16          3.03              1.65 (b)     1.07           0.90 (b)(d)
  1998                 0.52 (d)                            1.73          2.29              1.15 (b)     1.17           0.90 (d)
  1997                 0.41                                1.13          2.06              0.87         3.59           0.58
  1996                 0.74 (b)                            0.82            NA              0.72        (4.24)          0.49

PROJECT TRUST                                                     VI. Appendix A
--------------------------------------------------------------------------------

Public Market Valuation (cont'd)
($ in millions)

                                        Trigen        Group     Group               MidAmerican           Cogeneration    Thermo
                                        Energy        Mean      Median       AES      Energy    Calpine   Corp of Amer.   Ecotek
                                        ------        ----      ------       ---      ------    -------   -------------   ------
                                                      -----      -----
I/B/E/S Est.5 Year Growth Rate (e)       12.0%        18.8%      19.5%      27.0%      12.0%      30.0%          NA          NA
Net Sales Growth
  2000E                                  31.3%        28.6%      16.5%      89.6%      16.5%      33.3%          NA         1.6%
  1999E                                   7.2%         5.1%       8.5%       8.5%      14.4%      (9.9%)         NA        10.2%
  LTM                                    10.1%        20.4%      21.8%      15.6%      40.9%      38.1%        28.1%       (1.7%)
  1998                                    0.7%        38.8%      16.0%      70.0%      16.1%     113.4%        14.2%       16.0%
  1997                                   (1.2%)       15.9%      20.1%      69.0%        NA       20.2%       (32.9%)      20.1%

EBITDA Margin
  2000E                                  26.4%        33.7%      33.0%      36.1%      24.7%      44.6%          NA        30.0%
  1999E                                  23.2%        33.4%      31.8%      42.4%      25.7%      38.9%          NA        28.1%
  LTM                                    25.2%        34.5%      36.7%      39.8%      25.2%      38.7%        43.9%       24.7%
  1998                                   23.5%        40.4%      38.4%      48.4%      32.6%      41.8%        49.7%       35.0%
  1997                                   18.6%        40.8%      37.8%      43.1%      34.2%      58.2%        37.5%       38.2%
  1996                                   17.4%        38.4%      37.6%      46.9%        NA       50.2%        22.3%       37.6%

EBIT Margin
  2000E                                  17.7%        22.6%      18.1%      29.8%      14.9%      33.3%          NA        17.0%
  1999E                                  14.1%        22.4%      17.2%      35.8%      15.4%      28.7%          NA        15.0%
  LTM                                    15.4%        22.6%      23.6%      31.6%      14.6%      27.7%        30.7%       11.6%
  1998                                   13.1%        27.9%      25.7%      40.2%      19.6%      27.8%        36.5%       23.6%
  1997                                   11.9%        27.7%      25.8%      35.0%      21.7%      39.3%        25.4%       26.2%
  1996                                   14.3%        25.7%      24.0%      39.2%        NA       32.4%        12.5%       24.0%

Net Income Margin
  2000E                                   4.3%         9.4%      11.3%      11.7%       3.8%      11.8%          NA         8.6%
  1999E                                   4.1%         9.6%      10.2%      12.6%       3.3%      10.2%          NA        11.5%
  LTM                                     6.4%         7.9%       7.6%       7.5%       5.0%      10.8%         7.7%        6.8%
  1998                                    2.6%        10.7%      10.3%      12.8%       5.4%       8.8%        10.8%       16.9%
  1997                                    2.1%        15.2%      12.9%      13.3%       6.3%      14.0%        36.0%       12.5%
  1996                                    3.6%        11.4%      10.9%      15.0%        NA        9.1%          NM        11.8%

EPS Growth
  LTM                                   167.2%        25.4%      32.6%        NM       32.6%      43.8%          NM         0.0%
  LFY                                    25.8%        31.5%      32.3%      54.1%      10.8%      32.3%          NM        54.9%
  LFY-1                                    NM         25.3%      20.1%      36.9%        NA       20.1%          NM        18.8%
                                                      -----      -----

PROJECT TRUST                                                     VI. Appendix A
--------------------------------------------------------------------------------

Public Market Valuation (cont'd)
($ in millions)

Footnotes:

      General:

      (a) Market Value defined as shares outstanding multipled by current stock price.
      (b) Market Capitalization defined as Market Value of Common Equity plus debt, plus minority interest, plus preferred, less cash.
      (c) EBIT defined as Earnings Before Interest and Taxes excluding nonrecurring income and including each company's share of equity in earnings of unconsolidated affiliates.
      (d) Net Income defined as net income from continuing operations available to common shareholders.
      (e) All EPS etimates are based on I/B/E/S median estimates as of January 18, 2000.

      Trigen Energy

      (a)   Source: Trigen Medium Term Plan- Committed Case dated January 8,
            2000.
      (b) Excludes $6.4 million from a condemnation award and a $1.9 project financing fee, tax effected at 35% when applicable.
      (c) Excludes pre- tax gains of $14.5 million from the settlement of Grey's Ferry litigation, tax-affected at 40%.
      (d) Includes extraordinary loss of $0.3 million from extinguishment of debt, net of tax.
      (e) Includes cumulative effect of change in accounting principle of $4.9 million, net of tax.
      (f)   Represents fully diluted shares.
      (g) Trigen capitalization based on estimated December 1999 figures as per management.

      AES

      (a) Source: BancBoston Robertson Stephens research report dated October 20, 1999.
      (b) D&A estimated as a percentage of historical sales * LFP and LFP-4 actual sales.
      (c)   Excludes loss/gain on extinguishment of debt, net of taxes.

      MidAmerican Energy

      (a) Source: Credit Suisse First Boston research report dated September 16, 1999.
      (b) Excludes non-recurring gain on sale of assets, net of taxes when appropriate.
      (c) Excludes gain on sale of qualified facilities of $20.173 million and gain on sale of McLeod of $78.223 million, tax affected at 35%.
      (d) Proforma historical data from Credit Suisse First Boston research dated July 30, 1999. Historical numbers reflect the recent sale of assets (1999).
            However, these historical numbers do not correspond to MidAmerican Energy's actual financial statements.
      (e) Represents the price per share on 10/22/99, which was one day before the company announced it would be acquired.

      Calpine

      (a) Source: Donaldson, Lufkin & Jenrette research report dated August 30, 1999.
      (b)   Excludes charge for retirement of debt, net of tax.

      Cogeneration Corp. of America

      (a) Excludes gain from settlement of litigation of $14.5 million, tax affected at 35%.
      (b) Represents the price per share on 8/26/99, which was one day before the company announced it would be acquired.

      Thermo Ecotek

      (a) Source: Barrington Research Associates, Inc. research report dated May 10, 1999. Calendarized to 12/31 yearend, assuming I/B/E/S growth rate in 2001E.
      (b) Excludes restructuring and reorganization charges, tax effected at 35% where appropriate.
      (c)   Calculated as a percentage of historical sales * 1999E & 2000E sales projected by Barrington Research Associates. (see footnote (a)).
      (d)   Excludes gain on issuance of stock by subsidiary, tax effected where appropriate.

PROJECT TRUST                                                     VI. Appendix B
--------------------------------------------------------------------------------

Comparable Transactions Valuation(a)
($ in millions)

                                        Low                 High
                                       ------              ------

                                       ------              ------
Rounded Enterprise Value Range (b)     $  695         -    $  765
                                       ------              ------
  Enterprise Value Range               $  697         -    $  763
  Less: Net Debt (c)                     (472)        -      (472)
  Market Value (d)                     $  223         -    $  293
                                       ------              ------
  Price Per Share (e)                  $17.53              $23.03

                                                                                       Comparable Transaction Benchmarks
                                                                             ------------------------------------------------------
                                                                             Marubeni/       NGC-AES/     Calpine/       Industry
Enterprise Value as a Multiple of                                             Sithe         Destec (g)   Cogen (g)(i)   Median (h)
                                                                             ---------      ----------   ------------   ----------
  EBITDA (f)
                                        ------------------------------
    1999               $ 66.4            10.5    x    -      11.5    x         9.1    x      19.0    x     11.1    x      11.1    x
                                        ------------------------------
    2000               $ 99.0             7.0         -       7.7

  EBIT (f)
    1999               $ 40.4            17.2    x    -      18.9    x        12.0    x      24.2    x     15.6           15.6    x
    2000               $ 66.3            10.5         -      11.5

Market Value as a Multiple of

  Net Income (f)
    1999               $ 11.7            19.1    x    -      25.1    x        25.8    x      33.9    x     23.2           25.8    x
    2000               $ 16.1            13.9         -      18.2

  Book Value (f)
    1999               $164.6             1.4    x    -       1.8    x         3.8    x       1.5    x     10.8           2.4     x
    2000               $180.5             1.2         -       1.6

----------
(a) It should be noted that none of the comparable transactions utilized as a comparison is identical to the transaction contemplated.
(b) Enterprise Value defined as Market Value of Common Equity plus short term and long term debt, plus minorty interest, plus preferred stock, less cash.
(c) Net debt defined as short term and long term debt, plus minority interest, plus preferred stock, less cash, based on Trigen Medium Term Plan-Committed Case dated January 8, 2000. Net Debt comprised of $49.8 million of current debt, $417.8 million of long term debt, $19.4 million minority interest, less $15.0 million of cash as of December 1999.
(d)   Market Value defined as Enterprise Value less net debt.
(e)   Based on 12.7 million fully diluted shares.
(f)   Source: Trigen Medium Term Plan- Committed Case dated January 8, 2000.
(g)   Prices established in auctions.
(h) Industry median based on a larger set of transactions on the following page.
(i) Salomon Smith Barney research dated 12/3/99 values this deal at 6.9x EBITDA, and BancBoston Robertson Stephens research dated 9/22/99 values this deal at 8.5 - 9.5x forward EBITDA. Data is not immediately available to reconcile these figures.

PROJECT TRUST                                                     VI. Appendix B
--------------------------------------------------------------------------------

Comparable Transactions Valuation(a)
($ in millions)


Announcement                                        Equity Value/     Price/      Price/     Agg Value/
Date          Buyer/Target                           Agg. Value     LTM Earnings   Book       LTM EBIT
------------  ------------                          -------------   ------------  ------     ----------
8/27/1999     Calpine              (b)             $  144 /            23.2 x      10.8 x      15.6 x
                Cogeneration Corp. of America                 380

2/18/1997     NGC-AES/                             $1,229 /            33.9 x       1.5 x      24.2 x
                Destec Energy                               1,168

2/29/1996     Marubeni/                            $  831 /            25.8 x       3.8 x      12.0 x
                Sithe Energies                              2,017

5/17/1995     American Tractebel/                  $  191 /            41.9 x       2.3 x      15.7 x
                CRSS                                          218

9/19/1994     CalEnergy/                           $  939 /            15.7 x       2.4 x      11.4 x
                Magma Power                                 1,054

                                                   Mean:               28.1 x       4.2 x      15.8 x
                                                   Median:             25.8 x       2.4 x      15.6 x
                                                   High:               41.9 x      10.8 x      24.2 x
                                                   Low:                15.7 x       1.5 x      11.4 x

                                                                              Premium      Premium
Announcement                                       Agg Value/    Agg Value/  One Month     One Day
Date          Buyer/Target                         LTM EBITDA   LTM Revenues   Prior        Prior
8/27/1999     Calpine              (b)              11.1 x (c)      5.0 x      41.8 %       48.7 %
                Cogeneration Corp. of America

2/18/1997     NGC-AES/                              19.0 x          2.0 x      34.3 %       11.0 %
                Destec Energy

2/29/1996     Marubeni/                              9.1 x          2.9 x     122.2 %      155.3 %
                Sithe Energies

5/17/1995     American Tractebel/                   12.7 x          7.7 x      52.6 %       45.0 %
                CRSS

9/19/1994     CalEnergy/                             9.1 x          5.7 x      38.4 %       37.2 %
                Magma Power

                                          Mean:     12.2 x          4.7 x      57.9 %       59.4 %
                                          Median:   11.1 x          5.0 x      41.8 %       45.0 %
                                          High:     19.0 x          7.7 x     122.2 %      155.3 %
                                          Low:       9.1 x          2.0 x      34.3 %       11.0 %

----------
(a) It should be noted that none of the comparable transactions utilized as a comparison is identical to the transaction contemplated.
(b) Equity value and aggregate value represent the 80% of Cogeneration Corp. of America which Calpine agreed to acquire.
(c) Salomon Smith Barney research dated 12/3/99 values this deal at 6.9x EBITDA, and BancBoston Robertson Stephens research dated 9/22/99 values this deal at 8.5 - 9.5x forward EBITDA. Data is not immediately available to reconcile these figures.

PROJECT TRUST                                                     VI. Appendix C
--------------------------------------------------------------------------------

Discounted Cash Flow Valuation(a)
($ in millions)

                                         Low             High
                                        ------          ------
                                        ----------------------
Rounded Enterprise Value Range (b)      $  710      -   $  775
                                        ----------------------
Enterprise Value Range                  $  708          $  773
Less: Net Debt (c)                        (472)     -     (472)
                                        ------          ------
Market Value (d)                        $  238          $  303
Price Per Share (e)                     $18.71          $23.82

                                                                          Projections
                                         -----------------------------------------------------------------------------
                                           2000          2001          2002          2003          2004          2005
                                           ----          ----          ----          ----          ----          ----
Revenues                                 $ 375.5       $ 403.4       $ 421.6       $ 436.9       $ 446.4       $ 453.0
EBITDA                                      99.0         100.0         107.4         111.2         112.6         112.9
EBIT                                        66.3          63.2          67.9          70.8          71.5          71.2
Taxes at 41.4%                             (27.5)        (26.2)        (28.1)        (29.3)        (29.6)        (29.5)

Net Income (Unlevered)                      38.9          37.1          39.8          41.5          41.9          41.7
D&A                                         32.7          36.7          39.6          40.4          41.1          41.7
Capital Expenditures                       (93.6)        (69.0)        (11.5)        (10.9)         (5.0)         (4.1)
Working Capital Decrease/(Increase)          6.4           0.5          (1.9)         (2.3)         (2.7)        (10.2)

                                         -----------------------------------------------------------------------------
  Free Cash Flow                         ($ 15.6)      $   5.2       $  66.0       $  68.7       $  75.2       $  69.1
                                         -----------------------------------------------------------------------------

                                    NPV of Terminal Value                            NPV of Enterprise Value
              NPV to                Perpetuity Growth Rate                           Perpetuity Growth Rate
Discount    12/31/99 of   ------------------------------------------       -----------------------------------------
  Rate      Cash Flows     0.30%       0.80%       1.30%       1.80%       0.30%       0.80%       1.30%       1.80%
--------    ----------     -----       -----       -----       -----       -----       -----       -----       -----
8.00%         $187.6      $566.2      $605.5      $650.7      $703.3      $753.8      $793.2      $838.4      $890.9
8.25%          185.6 (+)  $540.8      $577.1      $618.7      $666.7       726.4       762.8       804.3       852.3
                                                                                      ------------------
8.50%          183.7      $517.1      $550.7      $589.0      $632.9 (=)   700.8       734.4       772.6       816.6
8.75%          181.7      $494.9      $526.0      $561.4      $601.8       676.6       707.8       743.1       783.5
                                                                                      ------------------
9.00%          179.8      $474.1      $503.0      $535.7      $572.9       653.9       682.8       715.5       752.7

----------
(a)   Source: Trigen Medium Term Plan- Committed Case dated January 8, 2000.
(b) Enterprise Value defined as Market Value of Common Equity plus short term and long term debt, plus minorty interest, plus preferred stock, less cash.
(c) Net debt defined as short term and long term debt, plus minority interest, plus preferred stock, less cash, based on Trigen Medium Term Plan-Committed Case dated January 8, 2000. Net Debt comprised of $49.8 million of current debt, $417.8 million of long term debt, $19.4 million minority interest, less $15.0 million of cash as of December 1999.
(d)   Market Value defined as Enterprise Value less net debt.
(e)   Based on 12.7 million fully diluted shares.

PROJECT TRUST                                                     VI. Appendix C
--------------------------------------------------------------------------------

Weighted Average Cost of Capital
($ in millions)

                                         Levered      Unlevered      Debt / Mkt. Cap.        Net         Market Equity
Ticker      Company                      Beta(a)       Beta(b)           Ratio              Debt(c)          Value
------      -------                      -------      ---------      ----------------        ---         -------------
 TGN        Trigen Energy                 0.54          0.24             68.7%                $472            $215

 AES        AES                           0.70          0.54             34.9%               8,617          16,085
 CPN        Calpine                       0.71          0.61             22.1%               1,517           5,346
 TCK        Thermo Ecotek                 0.21          0.17             31.5%                  90             196
 CGCA       Cogeneration of America       0.59          0.29             63.4%                 296             171
                                          ----          ----             ----                -----           -----
            Median                        0.64          0.41             33.2%                 907           2,771

Assumptions
-----------------------------------------------
Marginal Tax Rate                         41.4%
Risk Free Rate of Return (d)              6.74%
Equity Risk Premium (e)                   8.00%

Pre-Tax/After-Tax Cost of Debt
--------------------------------------------------------------------------
8.00%      8.50%      9.00%      9.50%      10.00%      10.50%      11.00%
4.69%      4.98%      5.27%      5.57%       5.86%       6.15%       6.45%

                     Median
Debt/     Debt/     Unlevered  Levering   Levered   Cost of      ----------------------------------------------------------------
Cap.     Equity       Beta     Factor(f)   Beta     Equity(g)                  Weighted Average Cost of Capital(h)
----     ------       ----     ---------   ----     ---------    ----------------------------------------------------------------
10.0%     11.1%       0.41       1.07      0.44      10.3%       9.7%      9.7%      9.8%      9.8%      9.8%      9.8%      9.9%
20.0%     25.0%       0.41       1.15      0.47      10.5%       9.4%      9.4%      9.5%      9.5%      9.6%      9.6%      9.7%
30.0%     42.9%       0.41       1.25      0.52      10.9%       9.0%      9.1%      9.2%      9.3%      9.4%      9.5%      9.5%
40.0%     66.7%       0.41       1.39      0.57      11.3%       8.7%      8.8%      8.9%      9.0%      9.1%      9.3%      9.4%
50.0%    100.0%       0.41       1.59      0.65      12.0%       8.3%      8.5%      8.6%      8.8%      8.9%      9.1%      9.2%
60.0%    150.0%       0.41       1.88      0.78      12.9%       8.0%      8.2%      8.3%      8.5%      8.7%      8.9%      9.0%
70.0%    233.3%       0.41       2.37      0.98      14.6%       7.6%      7.9%      8.1%      8.3%      8.5%      8.7%      8.9%
80.0%    400.0%       0.41       3.34      1.38      17.8%       7.3%      7.5%      7.8%      8.0%      8.2%      8.5%      8.7%
                                                                 ----------------------------------------------------------------

----------
(a) BARRA Predicted Beta as of December 1999. Cogeneration of America beta as of October 1999 because it was acquired in December 1999.
(b)   Unlevered Beta = Levered Beta/[1+(1-Tax Rate)(Debt/Equity)]
(c) Net debt includes Short-Term Debt, Long-Term Debt, Preferred Stock, and Minority Interest, less Cash and Marketable Securities.
(d)   Risk Free Rate is 30-Year Treasury Bond Yield as of January 18, 2000.
(e) Represents the long-horizon expected equity risk premium based on simple differences of historical arithmetic mean returns from 1926-1998 (Ibbotson Associates' 1999 Yearbook).
(f)   Levering Factor = [1 + (1-Tax Rate)(Debt/Equity)]
(g) Cost of Equity = (Risk Free Rate of Return)+(Levered Beta)(Equity Risk Premium)
(h)   Weighted Average Cost of Capital = (After-Tax Cost of
      Debt)(Debt/Cap.)+(Cost of Equity)(Equity/Cap.)

PROJECT TRUST                                                     VI. Appendix D
--------------------------------------------------------------------------------

Minority Buy-out Transactions Valuation
($ in millions, except per share data)

                                    Low          High
                                    ----         ----
                                    -----------------
Rounded Enterprise Value Range      $715    -    $750
                                    -----------------

                                                  Premium of Initial Bid to:                 Premium of Final Bid to:
                                             ------------------------------------      ------------------------------------
                                              One Day Prior       One Month Prior       One Day Prior       One Month Prior
                                             to Announcement      to Announcement      to Announcement      to Announcement
                                             ---------------      ---------------      ---------------      ---------------
Base Price (a)                                   $17.00               $17.25               $17.00               $17.25

Median Premium
  20.0% to 49.9%                                  14.3%                19.0%                18.2%                26.2%
  Overall                                         11.4                 19.0                 19.3                 29.2
    Selected                                      12.3%                20.0%                20.0%                27.5%
------------------------------------------------------------------------------------------------------------------------------------
Price Per Share                                  $19.08               $20.70               $20.40               $21.99
------------------------------------------------------------------------------------------------------------------------------------
Fully Diluted Shares Outstanding                   12.7                 12.7                 12.7                 12.7
                                                 ------               ------               ------               ------
Market Value (e)                                 $242.7               $263.3               $259.5               $279.8
Net Debt (d)                                      472.1                472.1                472.1                472.1
                                                 ------               ------               ------               ------
Enterprise Value (c)                             $714.8               $735.4               $731.5               $751.8
                                                 ======               ======               ======               ======

Enterprise Value as a Multiple of

  EBITDA (b)
    1999 x                  $ 66.4                 10.8                 11.1 x               11.0 x               11.3 x
    2000                    $ 99.0                  7.2                  7.4                  7.4                  7.6

  EBIT (b)
    1999 x                  $ 40.4                 17.7                 18.2 x               18.1 x               18.6 x
    2000                    $ 66.3                 10.8                 11.1                 11.0                 11.3

Market Value as a Multiple of

  Net Income (b)
    1999 x                  $ 11.7                 20.8                 22.5 x               22.2 x               24.0 x
    2000                    $ 16.1                 15.1                 16.4                 16.1                 17.4

  Book Value (b)
    1999 x                  $164.6                  1.5                  1.6 x                1.6 x                1.7 x
    2000                    $180.5                  1.3                  1.5                  1.4                  1.6

----------
(a) Represents Trigen's stock price on January 18, 2000 and December 17, 1999 respectively.
(b)   Source: Trigen Medium Term Plan- Committed Case dated January 8, 2000.
(c)   Enterprise Value defined as Market Value of Common Equity plus net debt.
(d) Net debt defined as short term and long term debt, plus minority interest, plus preferred stock, less cash, based on Trigen Medium Term Plan-Committed Case dated January 8, 2000. Net Debt comprised of $49.8 million of current debt, $417.8 million of long term debt, $19.4 million minority interest, less $15.0 million of cash as of December 1999.
(e) Market Value defined as fully diluted shares outstanding multipled by the price per share.

PROJECT TRUST                                                     VI. Appendix D
--------------------------------------------------------------------------------

Minority Buy-out Transactions Valuation - Cash and Stock Offers
($ in millions, except per share data)

                                                                                                                         Initital
Date of                                                   Stock Price    Stock Price                        52 Week       Premium
 Clos-                Acquiring Company/Acquired           One Month       One Day                       High Prior to  Over 52 Week
 ing      Offer                Company                    Prior to Ann.  Prior to Ann.    Date of Ann.         Ann.         High
-------   -----       --------------------------          -------------  -------------    ------------   -------------  ------------
          Cash        Boise Cascade/                        $ 10.13         $ 14.69        12/02/1999        $ 15.38       (13.8%)
                      Boise Cascase Office Pr.
          Cash        Cordant Technologies/                 $ 12.31         $ 14.06        11/12/1999        $ 20.31       (16.3%)
                      Howmet Intl.
          Cash        Citigroup/                            $ 44.63         $ 40.38        10/21/1999        $ 49.06        (8.3%)
                      Student Loan Corp.
11/99     Cash        Warburg, Pincus Ventures/             $ 19.13         $ 15.25        03/24/1999        $ 40.46       (38.2%)
                      Knoll (Warburg, Pincus)

8/99      Cash        Vivendi/                              $  1.44         $  2.25        04/01/1999        $  3.31       (39.6%)
                      Aqua Alliance
7/99      Cash        McDermott Intl./                      $ 29.88         $ 30.50        05/07/1999        $ 47.00       (24.2%)
                      J Ray McDermott SA
7/99      Cash        Viacom/                               $  6.31         $  9.00        03/21/1999        $  9.50        (5.3%)
                      Spelling Entertainment
5/99      Cash        Global TeleSystems                    $208.87         $198.84        04/14/1999        $208.87         0.9%
                       Omnicom
4/99      Stock       Fairchild                             $  7.88         $  8.75        12/03/1998        $ 13.00       (25.0%)
                       Banner Aerospace

2/99      Stock       Inland Steel                          $ 19.44         $ 12.50        09/23/1998        $ 22.44       (51.9%)
                       Ryerson Tull

2/99      Cash        Orion N.Z.                            $  1.83         $  2.38        10/29/1998        $  4.06       (27.1%)
                       Qest N.Z.

2/99      Cash        Affiliated Comp Svcs                  $ 16.94         $ 16.22        10/16/1998        $ 21.25       (10.6%)
                       BRC Holdings

2/99      Stock       Anglo American                        $ 12.20         $ 15.33        10/15/1998        $ 38.18       (53.4%)
                       Anglo American Industrial
12/98     Cash        Allmerica Financial/                  $ 27.50         $ 27.56        10/27/1998        $ 34.63       (16.2%)
                      Citizens Corp (Hanover Ins)
12/98     Cash        Usinor SA/                            $  5.06         $  3.02        09/23/1998        $ 14.19       (59.5%)
                      J&L Specialty Steel

12/98     Cash        Billington/Anglo American             $  4.98         $  6.72        10/14/1998        $  7.87         0.9%
                      Samancor

12/98     Cash        Disco/Ahold/                          $  4.00         $  5.22        11/13/1998        $ 15.20       (53.9%)
                      Disco

12/98     Stock       Anglo American                        $ 48.33         $ 53.30        10/15/1998        $ 62.93       (10.0%)
                      Anglo American Coal

12/98     Cash        Billington/Anglo American             $  0.41         $  0.40        09/07/1998        $  1.25       (57.7%)
                      QNI
11/98     Cash        Dow AgroSciences/                     $ 18.38         $ 19.75        04/30/1998        $ 25.00       (18.0%)
                      Mycogen Corp

11/98     Cash        Dexter Corporation/                   $ 32.81         $ 31.00        07/07/1998        $ 38.50        (3.9%)
                      Life Technologies

11/98     Stock       Reno Dei Medici/                      $  4.55         $  4.28        02/27/1998        $  5.02       (20.1%)
                      Sarrio

10/98     Cash        Fiat/Norsk Hydro/                     $  5.52         $  5.39        05/29/1998        $  6.17        22.6%
                      Meridian Technology

10/98     Stock       Newmont Mining/                       $ 15.69         $ 26.75        09/29/1998        $ 47.00       (48.3%)
                      Newmont Gold

9/98      Cash/Stock  Buhrman/                              $  7.50         $ 10.38        01/20/1998        $ 12.31       (14.7%)
                      BT Office Products

9/98      Stock       Liberty Media/                        $ 16.56         $ 21.88        07/13/1998        $ 22.00         9.6%
                      Tele-Communications International

9/98      Cash        Cable Michigan Inc./                  $ 10.50         $ 11.00        04/30/1998        $ 11.00         0.0%
                      Mercom
7/98      Cash        Texas Industries/                     $ 12.00         $ 12.88        05/22/1997        $ 14.88        (4.2%)
                      Chaparral Steel

6/98      Cash        Waste Management/                       242.0           247.5        06/29/1998          279.0        23.7%
                      Waste Mangagement Int'l

                                                                                Aggregate                        Initial Premium
Date of                                                   Inside Ownership   Consideration For                     Over One Month
 Clos-                Acquiring Company/Acquired            Before the        Amount Acquired    Initial Bid Per    Prior Market
 ing      Offer                Company                      Transaction           (000's)            Share              Price
-------   -----       --------------------------          ----------------   -----------------   --------------- ----------------
          Cash        Boise Cascade/                           81.2%             $163,900           $ 13.25             30.9%
                      Boise Cascase Office Pr.
          Cash        Cordant Technologies/                    84.6%             $261,400           $ 17.00             38.1%
                      Howmet Intl.
          Cash        Citigroup/                               80.0%             $180,000           $ 45.00              0.8%
                      Student Loan Corp.
11/99     Cash        Warburg, Pincus Ventures/                58.2%             $490,800           $ 25.00             30.7%
                      Knoll (Warburg, Pincus)

8/99      Cash        Vivendi/                                 77.8%             $117,100           $  2.00             39.1%
                      Aqua Alliance
7/99      Cash        McDermott Intl./                         63.0%             $514,500           $ 35.62             19.2%
                      J Ray McDermott SA
7/99      Cash        Viacom/                                  80.9%             $191,600           $  9.00             42.6%
                      Spelling Entertainment
5/99      Cash        Global TeleSystems                       52.5%             $189,800           $210.82              0.9%
                      Omnicom
4/99      Stock       Fairchild                                85.0%             $ 82,400           $  9.75             23.8%
                      Banner Aerospace

2/99      Stock       Inland Steel                             86.4%             $ 52,200           $ 10.80            (44.4%)
                      Ryerson Tull

2/99      Cash        Orion N.Z.                               69.0%             $ 81,400           $  2.96             61.4%
                      Qest N.Z.

2/99      Cash        Affiliated Comp Svcs                     51.0%             $131,900           $ 19.00             12.2%
                      BRC Holdings

2/99      Stock       Anglo American                           52.3%             $580,000           $ 17.80             45.9%
                      Anglo American Industrial
12/98     Cash        Allmerica Financial/                     81.8%             $212,400           $ 29.00              5.5%
                      Citizens Corp (Hanover Ins)
12/98     Cash        Usinor SA/                               53.0%             $104,075           $  5.75             13.6%
                      J&L Specialty Steel

12/98     Cash        Billington/Anglo American                86.6%             $203,600           $  7.94             59.4%
                      Samancor

12/98     Cash        Disco/Ahold/                             52.0%             $159,400           $  7.00             75.0%
                      Disco

12/98     Stock       Anglo American                           57.0%             $751,700           $ 56.64             17.2%
                      Anglo American Coal

12/98     Cash        Billington/Anglo American                52.4%             $268,100           $  0.53             30.7%
                      QNI
11/98     Cash        Dow AgroSciences/                        62.2%             $379,300           $ 20.50             11.6%
                      Mycogen Corp

11/98     Cash        Dexter Corporation/                      52.0%             $419,491           $ 37.00             12.8%
                      Life Technologies

11/98     Stock       Reno Dei Medici/                         63.0%             $ 89,600           $  4.01            (11.9%)
                      Sarrio

10/98     Cash        Fiat/Norsk Hydro/                        55.7%             $117,600           $  7.57             37.2%
                      Meridian Technology

10/98     Stock       Newmont Mining/                          93.8%             $313,500           $ 24.28             54.8%
                      Newmont Gold

9/98      Cash/Stock  Buhrman/                                 70.0%             $138,100           $ 10.50             40.0%
                      BT Office Products

9/98      Stock       Liberty Media/                           83.0%             $387,617           $ 24.11             45.5%
                      Tele-Communications International

9/98      Cash        Cable Michigan Inc./                     62.0%             $ 55,636           $ 11.00              4.8%
                      Mercom
7/98      Cash        Texas Industries/                        81.3%             $ 72,800           $ 14.25             18.8%
                      Chaparral Steel

6/98      Cash        Waste Management/                        80.0%             $258,888             345.0             42.6%
                      Waste Mangagement Int'l

                                                            Initial                      Final Premium   Final Premium
Date of                                                    Premium Over                    Over One       Over One Day     Percent
 Clos-                Acquiring Company/Acquired          One Day Prior   Final Bid Per   Month Prior     Prior Marker   Increase in
 ing      Offer                Company                     Market Price       Share          Price            Price         Offer
------    -----       --------------------------          -------------   -------------   -----------     ------------   -----------
          Cash        Boise Cascade/                          (9.8%)        $ 13.25          30.9%            (9.8%)        0.0%
                      Boise Cascase Office Pr.
          Cash        Cordant Technologies/                   20.9%         $ 17.00          38.1%            20.9%         0.0%
                      Howmet Intl.
          Cash        Citigroup/                              11.5%         $ 45.00           0.8%            11.5%         0.0%
                      Student Loan Corp.
11/99     Cash        Warburg, Pincus Ventures/               63.9%         $ 28.00          46.4%            83.6%        12.0%
                      Knoll (Warburg, Pincus)

8/99      Cash        Vivendi/                               (11.1%)        $  2.90         101.7%            28.9%        45.0%
                      Aqua Alliance
7/99      Cash        McDermott Intl./                        16.8%         $ 35.62          19.2%            16.8%         0.0%
                      J Ray McDermott SA
7/99      Cash        Viacom/                                  0.0%         $  9.75          54.5%             8.3%         8.3%
                      Spelling Entertainment
5/99      Cash        Global TeleSystems                       6.0%         $210.82           0.9%             6.0%         0.0%
                      Omnicom
4/99      Stock       Fairchild                               11.4%         $ 11.00          39.7%            25.7%        12.8%
                      Banner Aerospace

2/99      Stock       Inland Steel                           (13.6%)        $  9.76         (49.8%)          (21.9%)       (9.6%)
                      Ryerson Tull

2/99      Cash        Orion N.Z.                              24.4%         $  3.13          70.9%            31.7%         5.9%
                      Qest N.Z.

2/99      Cash        Affiliated Comp Svcs                    17.1%         $ 19.00          12.2%            17.1%         0.0%
                      BRC Holdings

2/99      Stock       Anglo American                          16.1%         $ 15.34          25.7%             0.0%       (13.9%)
                      Anglo American Industrial
12/98     Cash        Allmerica Financial/                     5.2%         $ 33.25          20.9%            20.6%        14.7%
                      Citizens Corp (Hanover Ins)
12/98     Cash        Usinor SA/                              90.5%         $  6.38          25.9%           111.2%        10.9%
                      J&L Specialty Steel

12/98     Cash        Billington/Anglo American               18.0%              NA            NA               NA           NA
                      Samancor

12/98     Cash        Disco/Ahold/                            34.1%         $  7.00          75.0%            34.1%         0.0%
                      Disco

12/98     Stock       Anglo American                           6.3%         $ 48.80           1.0%            (8.4%)      (13.9%)
                      Anglo American Coal

12/98     Cash        Billington/Anglo American               32.9%         $  0.66          63.8%            66.5%        25.3%
                      QNI
11/98     Cash        Dow AgroSciences/                        3.8%         $ 28.00          52.4%            41.8%        36.6%
                      Mycogen Corp

11/98     Cash        Dexter Corporation/                     19.4%         $ 39.25          19.6%            26.6%         6.1%
                      Life Technologies

11/98     Stock       Reno Dei Medici/                        (6.4%)        $  4.56           0.4%             6.6%        13.9%
                      Sarrio

10/98     Cash        Fiat/Norsk Hydro/                       40.4%         $  7.11          28.9%            31.9%        (6.0%)
                      Meridian Technology

10/98     Stock       Newmont Mining/                         (9.2%)        $ 30.05          91.6%            12.3%        23.8%
                      Newmont Gold

9/98      Cash/Stock  Buhrman/                                 1.2%         $ 13.75          83.3%            32.5%        31.0%
                      BT Office Products

9/98      Stock       Liberty Media/                          10.2%         $ 22.00          32.8%             0.6%        (8.7%)
                      Tele-Communications International

9/98      Cash        Cable Michigan Inc./                     0.0%         $ 12.00          14.3%             9.1%         9.1%
                      Mercom
7/98      Cash        Texas Industries/                       10.7%         $ 15.50          29.2%            20.4%         8.8%
                      Chaparral Steel

6/98      Cash        Waste Management/                       39.4%           345.0          42.6%            39.4%         0.0%
                      Waste Mangagement Int'l

PROJECT TRUST                                                     VI. Appendix D
--------------------------------------------------------------------------------

Minority Buy-out Transactions Valuation - Cash and Stock Offers (cont'd) ($ in millions, except per share data)

                                                                                                                         Initital
Date of                                                   Stock Price    Stock Price                        52 Week       Premium
 Clos-                Acquiring Company/Acquired           One Month       One Day                       High Prior to  Over 52 Week
 ing      Offer                Company                    Prior to Ann.  Prior to Ann.    Date of Ann.         Ann.         High
-------   -----       --------------------------          -------------  -------------    ------------   -------------  ------------
5/98      Cash        Xerox Corp /                          $   16.38      $   17.25       03/05/1998      $    22.50      (11.1%)
                      XL Connect

12/97     Cash/Stock  Orion Capital/                        $   28.44      $   32.50       09/18/1997      $    34.56       (1.6%)
                      Guaranty National Corporation

12/97     Cash        Waste Management Inc./                $   12.63      $   13.00       06/20/1997      $    17.25      (13.0%)
                      Wheelabrator Technologies, Inc.
11/97     Stock       Enron Corp/                           $   28.25      $   30.25       05/14/1997      $    32.38       (1.2%)
                      Enron Global Power & Pipe

9/97      Cash        FH Faulding & Co                      $    9.25      $   10.75       06/30/1997      $    12.19       (1.5%)
                      Faulding Inc.

8/97      Cash        Texas Industries                      $   12.00      $   12.88       05/22/1997      $    14.75       (3.4%)
                      Chaparral

6/97      Cash        Anthem/                               $   31.63      $   35.50       06/02/1997      $    36.25       10.3%
                      Accordia

5/97      Cash        Monsanto/                             $    5.06      $    5.50       01/28/1997      $    6.88         5.5%
                      Calgene
3/97      Cash/Stock  Tembec Inc./                               6.25           7.00       01/23/1997           NA            NA
                      Spruce Falls
2/97      Cash        Hoechst AG/                              206.92         266.22       12/10/1996         273.78          NA
                      Roussel-Uclaf
9/96      Cash        Chemed Corp./                             34.13          36.50       06/10/1996          41.50          NA
                      Roto-Rooter Inc. (Chemed Corp)
1/96      Cash        Berkshire Hathaway Inc./                  55.63          55.75       08/25/1995          68.63          NA
                      GEICO Corp. (Berkshire Hathaway)
12/95     Cash        COBE Laboratories/                        14.75          15.75       07/14/1995          19.38        (7.1%)
                      REN-Corp-USA (COBE Labs)
12/95     Cash        BIC SA/                                   31.13          35.75       05/19/1995          38.88        (6.1%)
                      Bic Corp (BIC SA)
10/95     Cash        McCaw Cellular/                          128.25         109.88       04/07/1995         140.50        (9.3%)
                      LIN Bdcstg (McCaw Cellular)
9/95      Cash        Pacific Corp/                             24.75          24.25       11/02/1994          29.50        (5.1%)
                      Pacific Telecom (Pacific Corp)
8/95      Cash        Societe BIC/                              31.13          35.75       05/19/1995          37.50        (2.7%)
                      BIC Corp
6/95      Cash        Club Mediterranee SA/                     22.25          22.63       04/05/1995          26.00         1.9%
                      Club Med
5/95      Cash        GTE Corp/                                 18.25          17.75       09/08/1994          21.25         5.9%
                      Contel Cellular Inc.
3/95      Cash        Proventus AB/                              3.52           3.70       12/15/1994           4.30          NA
                      Aritmos AB
3/95      Cash        Dole Food Co. Inc./                       10.50          11.63       08/24/1994          15.38        (9.0%)
                      Castle & Cooke Homes, Inc.
1/95      Conv. Note  WMX Technologies Inc./                     8.63           8.00       07/28/1994          10.88       (27.7%)
                      Chemical Waste Management

1/95      Cash/Stock  Adia SA/                                  24.00          26.50       03/23/1994          33.25         5.3%
                      Adia Services Inc.
12/94     Stock       Ogden Corp./                              15.25          17.38       06/06/1994          24.25       (29.2%)
                      Ogden Services

10/94     Stock       National Intergroup Inc./                 13.00          13.50       03/01/1994          13.75         7.3%
                      FoxMeyer

9/94      Stock       EW Scripps Co./                           75.00          78.50       02/17/1994          86.00          NA
                      Scripps Howard Broadcasting

6/94      Cash        Colonia Konzern AG/                   $1,133.16      $1,309.00       02/28/1994      $1,335.00        28.3%
                      Norsdtern Allgemeine

4/94      Stock       Triarc Cos/                               15.50          15.50       04/26/1993          16.50          NA
                      Southeastern Public Services Co.
4/94      Cash        Medco Containment Services/               29.75          25.75       10/13/1993          36.50       (25.3%)
                      Medical Marketing Group

                                                                                Aggregate                        Initial Premium
Date of                                                   Inside Ownership   Consideration For                     Over One Month
 Clos-                Acquiring Company/Acquired            Before the        Amount Acquired    Initial Bid Per    Prior Market
 ing      Offer                Company                      Transaction           (000's)            Share              Price
-------   -----       --------------------------          ----------------   -----------------   --------------- ----------------
5/98      Cash        Xerox Corp /                             80.0%             $   88,000         $   20.00          22.1%
                      XL Connect

12/97     Cash/Stock  Orion Capital/                           80.5%             $  106,926         $   34.00          19.6%
                      Guaranty National Corporation

12/97     Cash        Waste Management Inc./                   67.0%             $  874,500         $   15.00          18.8%
                      Wheelabrator Technologies, Inc.
11/97     Stock       Enron Corp/                              50.6%             $  428,000         $   32.00          13.3%
                      Enron Global Power & Pipe

9/97      Cash        FH Faulding & Co                         62.0%             $   77,220         $   12.00          29.7%
                      Faulding Inc.

8/97      Cash        Texas Industries                         84.6%             $   72,816         $   14.25          18.8%
                      Chaparral

6/97      Cash        Anthem/                                  66.8%             $  193,155         $   40.00          26.5%
                      Accordia

5/97      Cash        Monsanto/                                54.5%             $  242,600         $    7.25          43.2%
                      Calgene
3/97      Cash/Stock  Tembec Inc./                             51.0%                175,000             10.00          60.0%
                      Spruce Falls
2/97      Cash        Hoechst AG/                              56.5%              3,500,000                NA            NA
                      Roussel-Uclaf
9/96      Cash        Chemed Corp./                            58.1%                 88,250                NA            NA
                      Roto-Rooter Inc. (Chemed Corp)
1/96      Cash        Berkshire Hathaway Inc./                 52.4%              2,347,000                NA            NA
                      GEICO Corp. (Berkshire Hathaway)
12/95     Cash        COBE Laboratories/                       53.0%                177,700             18.00          22.0%
                      REN-Corp-USA (COBE Labs)
12/95     Cash        BIC SA/                                  78.0%                212,600             36.50          17.3%
                      Bic Corp (BIC SA)
10/95     Cash        McCaw Cellular/                          52.0%              3,323,400            127.50          (0.6%)
                      LIN Bdcstg (McCaw Cellular)
9/95      Cash        Pacific Corp/                            86.6%                159,000             28.00          13.1%
                      Pacific Telecom (Pacific Corp)
8/95      Cash        Societe BIC/                             78.0%                219,000             36.50          17.3%
                      BIC Corp
6/95      Cash        Club Mediterranee SA/                    70.8%                135,600             26.50          19.1%
                      Club Med
5/95      Cash        GTE Corp/                                90.0%                254,300             22.50          23.3%
                      Contel Cellular Inc.
3/95      Cash        Proventus AB/                            78.2%                141,300                NA            NA
                      Aritmos AB
3/95      Cash        Dole Food Co. Inc./                      82.8%                 81,500             14.00          33.3%
                      Castle & Cooke Homes, Inc.
1/95      Conv. Note  WMX Technologies Inc./                   78.5%                397,400              7.86          (8.9%)
                      Chemical Waste Management

1/95      Cash/Stock  Adia SA/                                 81.0%                 86,639             35.02          45.9%
                      Adia Services Inc.
12/94     Stock       Ogden Corp./                             83.2%                119,000             17.16          12.5%
                      Ogden Services

10/94     Stock       National Intergroup Inc./                80.5%                 84,028             14.75          13.5%
                      FoxMeyer

9/94      Stock       EW Scripps Co./                          86.0%                125,386         3 shares           15.0%
                      Scripps Howard Broadcasting

6/94      Cash        Colonia Konzern AG/                      57.9%             $  520,969         $1,713.00          51.2%
                      Norsdtern Allgemeine

4/94      Stock       Triarc Cos/                              71.0%                 86,140         .55 shares          9.2%
                      Southeastern Public Services Co.                                              and $6 note
4/94      Cash        Medco Containment Services/              54.2%                122,510             27.25          (8.4%)
                      Medical Marketing Group

                                                            Initial                      Final Premium   Final Premium
Date of                                                    Premium Over                    Over One       Over One Day     Percent
 Clos-                Acquiring Company/Acquired          One Day Prior   Final Bid Per   Month Prior     Prior Marker   Increase in
 ing      Offer                Company                     Market Price       Share          Price            Price         Offer
------    -----       --------------------------          -------------   -------------   -----------     ------------   -----------
5/98      Cash        Xerox Corp /                           (11.1%)        $   20.00        22.1%            15.9%          0.0%
                      XL Connect

12/97     Cash/Stock  Orion Capital/                           4.6%         $   36.00        26.6%            10.8%          5.9%
                      Guaranty National Corporation

12/97     Cash        Waste Management Inc./                  15.4%         $   16.50        30.7%            26.9%         10.0%
                      Wheelabrator Technologies, Inc.
11/97     Stock       Enron Corp/                              5.8%         $   33.83        19.8%            11.8%          5.7%
                      Enron Global Power & Pipe

9/97      Cash        FH Faulding & Co                        11.6%         $   13.50        45.9%            25.6%         12.5%
                      Faulding Inc.

8/97      Cash        Texas Industries                        10.7%         $   15.50        29.2%            20.4%          8.8%
                      Chaparral

6/97      Cash        Anthem/                                 12.7%         $   40.00        26.5%            12.7%          0.0%
                      Accordia

5/97      Cash        Monsanto/                               31.8%         $    8.00        58.0%            45.5%         10.3%
                      Calgene
3/97      Cash/Stock  Tembec Inc./                            42.9%             10.00        60.0%            42.9%          0.0%
                      Spruce Falls
2/97      Cash        Hoechst AG/                               NA             294.52        42.3%            10.6%           NA
                      Roussel-Uclaf
9/96      Cash        Chemed Corp./                             NA              41.00        20.1%            12.3%           NA
                      Roto-Rooter Inc. (Chemed Corp)
1/96      Cash        Berkshire Hathaway Inc./                  NA              70.00        25.8%            25.6%           NA
                      GEICO Corp. (Berkshire Hathaway)
12/95     Cash        COBE Laboratories/                      14.3%             20.00        35.6%            27.0%         11.1%
                      REN-Corp-USA (COBE Labs)
12/95     Cash        BIC SA/                                  2.1%             40.50        30.1%            13.3%         11.0%
                      Bic Corp (BIC SA)
10/95     Cash        McCaw Cellular/                         16.0%            129.91         1.3%            18.2%          1.9%
                      LIN Bdcstg (McCaw Cellular)
9/95      Cash        Pacific Corp/                           15.5%             30.00        21.2%            23.7%          7.1%
                      Pacific Telecom (Pacific Corp)
8/95      Cash        Societe BIC/                             2.1%             40.50        30.1%            13.3%         11.0%
                      BIC Corp
6/95      Cash        Club Mediterranee SA/                   17.1%             32.00        43.8%            41.4%         20.8%
                      Club Med
5/95      Cash        GTE Corp/                               26.8%             25.50        39.7%            43.7%         13.3%
                      Contel Cellular Inc.
3/95      Cash        Proventus AB/                             NA               4.38        24.4%            18.1%           NA
                      Aritmos AB
3/95      Cash        Dole Food Co. Inc./                     20.4%             15.75        50.0%            35.5%         12.5%
                      Castle & Cooke Homes, Inc.
1/95      Conv. Note  WMX Technologies Inc./                  (1.8%)             8.86         2.7%            10.7%         12.7%
                      Chemical Waste Management

1/95      Cash/Stock  Adia SA/                                32.2%                NA          NA               NA            NA
                      Adia Services Inc.
12/94     Stock       Ogden Corp./                            (1.2%)            18.48        21.2%            6.4%           7.7%
                      Ogden Services

10/94     Stock       National Intergroup Inc./                9.3%          .90 shares        NA               13.0%       (3.4%)
                      FoxMeyer

9/94      Stock       EW Scripps Co./                          9.9%         3.45 shares      32.3%            26.4%         15.0%
                      Scripps Howard Broadcasting

6/94      Cash        Colonia Konzern AG/                     30.9%         $1,713.00        51.2%            30.9%          0.0%
                      Norsdtern Allgemeine

4/94      Stock       Triarc Cos/                              9.2%          .80 shares       2.6%             2.6%         (6.1%)
                      Southeastern Public Services Co.
4/94      Cash        Medco Containment Services/              5.8%             27.75        (6.7%)            7.8%          1.8%
                      Medical Marketing Group

PROJECT TRUST                                                     VI. Appendix D
--------------------------------------------------------------------------------

Minority Buy-out Transactions Valuation - Cash and Stock Offers (cont'd) ($ in millions, except per share data)

                                                                                                                         Initital
Date of                                                   Stock Price    Stock Price                        52 Week       Premium
 Clos-                Acquiring Company/Acquired           One Month       One Day                       High Prior to  Over 52 Week
 ing      Offer                Company                    Prior to Ann.  Prior to Ann.    Date of Ann.         Ann.         High
-------   -----       --------------------------          -------------  -------------    ------------   -------------  ------------
2/94      Cash        Holderbank Financiere Glaros/           7.25            6.75         01/07/1993          7.75         (1.3%)
                      Holnam Inc.
12/93     Cash        Valley Fashions Corp./                 48.63           48.88         09/20/1993         51.13        (10.0%)
                      West Point-Perpperell Inc.
10/93     Cash        Torchmark/                             27.38           26.88         02/22/1993         30.25          0.8%
                      United Investors Management

5/93      Cash/Stock  Rust International Inc./                  NA            7.88         11/13/1992         23.88        (25.1%)
                      Brand Cos Inc.

7/92      Cash        W.R. Grace & Company                   11.88           15.25         03/02/1992         19.00        (13.2%)
                      Grace Energy Company

5/92      Stock       Unocal Corp./                           9.75            9.88         02/24/1992         12.00           NA
                      Unocal Exploration Corp.

1/92      Stock       Arkla Inc./                               NA           14.25         09/18/1991         20.88           NA
                      Arkla Exploration Co.

12/91     Cash        Siemens AG/                           131.77          120.63         10/21/1991        209.36        (29.5%)

                      Siemens Nixdorf Information Systems
------------------------------------------------------------------------------------------------------------------------------------
          Average
          Median
------------------------------------------------------------------------------------------------------------------------------------

                                                                                Aggregate                          Initial Premium
Date of                                                   Inside Ownership   Consideration For                     Over One Month
 Clos-                Acquiring Company/Acquired            Before the        Amount Acquired    Initial Bid Per    Prior Market
 ing      Offer                Company                      Transaction           (000's)            Share              Price
-------   -----       --------------------------          ----------------   -----------------   --------------- ----------------
2/94      Cash        Holderbank Financiere Glaros/          95.0%                  51,700              7.65             5.5%
                      Holnam Inc.
12/93     Cash        Valley Fashions Corp./                 95.0%                  66,300             46.00            (5.4%)
                      West Point-Perpperell Inc.
10/93     Cash        Torchmark/                             83.0%                 216,591             30.50            11.4%
                      United Investors Management

5/93      Cash/Stock  Rust International Inc./               56.0%                 185,000             17.88              NA
                      Brand Cos Inc.

7/92      Cash        W.R. Grace & Company                   83.4%                  77,501             16.50            38.9%
                      Grace Energy Company

5/92      Stock       Unocal Corp./                          95.3%                 120,418         0.50 shares           7.7%
                      Unocal Exploration Corp.

1/92      Stock       Arkla Inc./                            82.0%                  92,640         0.90 shares            NA
                      Arkla Exploration Co.

12/91     Cash        Siemens AG/                            78.0%               1,302,423            147.52            12.0%

                      Siemens Nixdorf Information Systems
------------------------------------------------------------------------------------------------------------------------------------
          Average                                                                                                       22.6%
          Median                                                                                                        19.0%
------------------------------------------------------------------------------------------------------------------------------------

                                                            Initial                      Final Premium   Final Premium
Date of                                                    Premium Over                    Over One       Over One Day     Percent
 Clos-                Acquiring Company/Acquired          One Day Prior   Final Bid Per   Month Prior     Prior Marker   Increase in
 ing      Offer                Company                     Market Price       Share          Price            Price         Offer
------    -----       --------------------------          -------------   -------------   -----------     ------------   -----------
2/94      Cash        Holderbank Financiere Glaros/           13.3%                NA          NA               NA            NA
                      Holnam Inc.
12/93     Cash        Valley Fashions Corp./                  (5.9%)               NA          NA               NA            NA
                      West Point-Perpperell Inc.
10/93     Cash        Torchmark/                              13.5%             31.25        14.2%            16.3%          2.5%
                      United Investors Management

5/93      Cash/Stock  Rust International Inc./                 0.0%             18.75          NA              4.9%          4.9%
                      Brand Cos Inc.

7/92      Cash        W.R. Grace & Company                     8.2%             19.00        60.0%            24.6%         15.2%
                      Grace Energy Company

5/92      Stock       Unocal Corp./                            6.3%         0.54 shares      16.3%            14.8%          8.0%
                      Unocal Exploration Corp.

1/92      Stock       Arkla Inc./                               NA          0.95 shares        NA             35.6%          5.6%
                      Arkla Exploration Co.

12/91     Cash        Siemens AG/                             22.3%            147.52        12.0%            22.3%         (0.0%)

                      Siemens Nixdorf Information Systems
------------------------------------------------------------------------------------------------------------------------------------
          Average                                             13.8%                          31.6%            22.2%          7.2%
          Median                                              11.4%                          29.2%            19.3%          6.6%
------------------------------------------------------------------------------------------------------------------------------------

PROJECT TRUST                                                     VI. Appendix D
--------------------------------------------------------------------------------

Minority Buy-out Transactions Valuation - Stock Offers Only
($ in millions, except per share data)

                                                           Stock Price                                    Initital
Date of                                       Stock Price    One Day                      52 Week         Premium
 Clos-      Acquiring Company/Acquired         One Month     Prior to                  High Prior to    Over 52 Week
  ing                Company                 Prior to Ann.     Ann.       Date of Ann.      Ann.            High
-------     --------------------------       ------------- -----------    ------------ -------------    ------------
4/99       Fairchild                             $ 7.88       $ 8.75       12/03/1998      $13.00          (25.0%)
           Banner Aerospace
2/99       Inland Steel                          $19.44       $12.50       09/23/1998      $22.44          (51.9%)
           Ryerson Tull
2/99       Anglo American                        $12.20       $15.33       10/15/1998      $38.18          (53.4%)
           Anglo American Industrial

12/98      Anglo American                        $48.33       $53.30       10/15/1998      $62.93          (10.0%)
           Anglo American Coal
11/98      Reno Dei Medici/                      $ 4.55       $ 4.28       02/27/1998      $ 5.02          (20.1%)
           Sarrio
10/98      Newmont Mining/                       $15.69       $26.75       09/29/1998      $47.00          (48.3%)
           Newmont Gold

9/98       Liberty Media/                        $16.56       $21.88       07/13/1998      $22.00            9.6%
           International
11/97      Enron Corp/                           $28.25       $30.25       05/14/1997      $32.38           (1.2%)
           Enron Global Power & Pipe
12/94      Ogden Corp./                          $15.25       $17.38       06/06/1994      $24.25          (29.2%)
           Ogden Services
10/94      National Intergroup Inc./             $13.00       $13.50       03/01/1994      $13.75            7.3%
           FoxMeyer
9/94       EW Scripps Co./                       $75.00       $78.50       02/17/1994      $86.00             NA
           Scripps Howard Broadcasting

4/94       Triarc Cos/                           $15.50       $15.50       04/26/1993      $16.50             NA
           Southeastern Public Services Co.
5/92       Unocal Corp./                         $ 9.75       $ 9.88       02/24/1992      $12.00             NA
           Unocal Exploration Corp.

1/92       Arkla Inc./                               NA       $14.25       09/18/1991      $20.88             NA
           Arkla Exploration Co.
--------------------------------------------------------------------------------------------------------------------
           Average
           Median
--------------------------------------------------------------------------------------------------------------------

                                                                    Aggregate                    Initial Premium    Initial
Date of                                      Inside Ownership   Consideration For                Over One Month  Premium Over
 Clos-      Acquiring Company/Acquired           Before the      Amount Acquired   Initial Bid    Prior Market  One Day Prior
  ing                Company                    Transaction         (000's)         Per Share        Price       Market Price
-------     --------------------------       ----------------   -----------------  -----------  --------------- -------------
4/99       Fairchild                               85.0%            $ 82,400       $     9.75        23.8%          11.4%
           Banner Aerospace
2/99       Inland Steel                            86.4%            $ 52,200       $    10.80       (44.4%)        (13.6%)
           Ryerson Tull
2/99       Anglo American                          52.3%            $580,000       $    17.80        45.9%          16.1%
           Anglo American Industrial

12/98      Anglo American                          57.0%            $751,700       $    56.64        17.2%           6.3%
           Anglo American Coal
11/98      Reno Dei Medici/                        63.0%            $ 89,600       $     4.01       (11.9%)         (6.4%)
           Sarrio
10/98      Newmont Mining/                         93.8%            $313,500       $    24.28        54.8%          (9.2%)
           Newmont Gold

9/98       Liberty Media/                          83.0%            $387,617       $    24.11        45.5%          10.2%
           International
11/97      Enron Corp/                             50.6%            $428,000       $    32.00        13.3%           5.8%
           Enron Global Power & Pipe
12/94      Ogden Corp./                            83.2%            $119,000            17.16        12.5%          (1.2%)
           Ogden Services
10/94      National Intergroup Inc./               80.5%            $ 84,028            14.75        13.5%           9.3%
           FoxMeyer
9/94       EW Scripps Co./                         86.0%            $125,386         3 shares        15.0%           9.9%
           Scripps Howard Broadcasting

4/94       Triarc Cos/                             71.0%            $ 86,140       .55 shares         9.2%           9.2%
           Southeastern Public Services Co.                                        and $6 note
5/92       Unocal Corp./                           95.3%            $120,418       0.50 shares        7.7%           6.3%
           Unocal Exploration Corp.

1/92       Arkla Inc./                             82.0%            $ 92,640       0.90 shares         NA             NA
           Arkla Exploration Co.
------------------------------------------------------------------------------------------------------------------------------
           Average                                                                                   15.5%           4.2%
           Median                                                                                    13.5%           6.3%
------------------------------------------------------------------------------------------------------------------------------

                                                           Final Premium  Final Premium
Date of                                                       Over One     Over One Day   Percent
 Clos-      Acquiring Company/Acquired       Final Bid Per   Month Prior   Prior Marker  Increase in
  ing                Company                    Share          Price          Price         Offer
-------     --------------------------       ------------- -------------  -------------  -----------
4/99       Fairchild                          $    11.00        39.7%          25.7%       12.8%
           Banner Aerospace
2/99       Inland Steel                       $     9.76       (49.8%)        (21.9%)      (9.6%)
           Ryerson Tull
2/99       Anglo American                     $    15.34        25.7%           0.0%      (13.9%)
           Anglo American Industrial

12/98      Anglo American                     $    48.80         1.0%          (8.4%)     (13.9%)
           Anglo American Coal
11/98      Reno Dei Medici/                   $     4.56         0.4%           6.6%       13.9%
           Sarrio
10/98      Newmont Mining/                    $    30.05        91.6%          12.3%       23.8%
           Newmont Gold

9/98       Liberty Media/                     $    22.00        32.8%           0.6%       (8.7%)
           International
11/97      Enron Corp/                        $    33.83        19.8%          11.8%        5.7%
           Enron Global Power & Pipe
12/94      Ogden Corp./                            18.48        21.2%           6.4%        7.7%
           Ogden Services
10/94      National Intergroup Inc./          .90 shares          NA           13.0%       (3.4%)
           FoxMeyer
9/94       EW Scripps Co./                    3.45 shares       32.3%          26.4%       15.0%
           Scripps Howard Broadcasting

4/94       Triarc Cos/                        .80 shares         2.6%           2.6%       (6.1%)
           Southeastern Public Services Co.
5/92       Unocal Corp./                      0.54 shares       16.3%          14.8%        8.0%
           Unocal Exploration Corp.

1/92       Arkla Inc./                        0.95 shares         NA           35.6%        5.6%
           Arkla Exploration Co.
-------------------------------------------------------------------------------------------------
           Average                                              19.4%           9.0%        2.6%
           Median                                               20.5%           9.2%        5.7%
-------------------------------------------------------------------------------------------------

PROJECT TRUST                                                     VI. Appendix D
--------------------------------------------------------------------------------

Minority Buy-out Transactions Valuation - Cash Offers Only
($ in millions, except per share data)



                                                             Stock Price                                 Initital      Inside
Date of                                       Stock Price      One Day                      52 Week       Premium     Ownership
 Clos-     Acquiring Company/Acquired         One Month        Prior to                    High Prior     Over 52     Before the
 ing                Company                  Prior to Ann.       Ann.      Date of Ann.     to Ann.      Week High   Transaction
-------    --------------------------        -------------   -----------   ------------    ----------    ---------   -----------
           Boise Cascade/                      $ 10.13         $ 14.69      12/02/1999      $ 15.38        (13.8%)      81.2%
           Boise Cascase Office Pr.

           Cordant Technologies/               $ 12.31         $ 14.06      11/12/1999      $ 20.31        (16.3%)      84.6%
           Howmet Intl.
           Citigroup/                          $ 44.63         $ 40.38      10/21/1999      $ 49.06         (8.3%)      80.0%
           Student Loan Corp.
11/99      Warburg, Pincus Ventures/           $ 19.13         $ 15.25      03/24/1999      $ 40.46        (38.2%)      58.2%
           Knoll (Warburg, Pincus)
8/99       Vivendi/                            $  1.44         $  2.25      04/01/1999      $  3.31        (39.6%)      77.8%
           Aqua Alliance
7/99       McDermott Intl./                    $ 29.88         $ 30.50      05/07/1999      $ 47.00        (24.2%)      63.0%
           J Ray McDermott SA

7/99       Viacom/                             $  6.31         $  9.00      03/21/1999      $  9.50         (5.3%)      80.9%
           Spelling Entertainment
5/99       Global TeleSystems/                 $208.87         $198.84      04/14/1999      $208.87          0.9%       52.5%
           Omnicom
2/99       Orion N.Z./                         $  1.83         $  2.38      10/29/1998      $  4.06        (27.1%)      69.0%
           Qest N.Z
2/99       Affiliated Comp Svcs/               $ 16.94         $ 16.22      10/16/1998      $ 21.25        (10.6%)      51.0%
           BRC Holdings
12/98      Allmerica Financial/                $ 27.50         $ 27.56      10/27/1998      $ 34.63        (16.2%)      81.8%
           Citizens Corp (Hanover Ins)
12/98      Usinor SA/                          $  5.06         $  3.02      09/23/1998      $ 14.19        (59.5%)      53.0%
           J&L Specialty Steel
12/98      Billington/Anglo American           $  4.98         $  6.72      10/14/1998      $  7.87          0.9%       86.6%
           Samancor
12/98      Disco/Ahold/                        $  4.00         $  5.22      11/13/1998      $ 15.20        (53.9%)      52.0%
           Disco
12/98      Billington/Anglo American           $  0.41         $  0.40      09/07/1998      $  1.25        (57.7%)      52.4%
           QNI

11/98      Dow AgroSciences/                   $ 18.38         $ 19.75      04/30/1998      $ 25.00        (18.0%)      62.2%
           Mycogen Corp
11/98      Dexter Corporation/                 $ 32.81         $ 31.00      07/07/1998      $ 38.50         (3.9%)      52.0%
           Life Technologies
10/98      Fiat/Norsk Hydro/                   $  5.52         $  5.39      05/29/1998      $  6.17         22.6%       55.7%
           Meridian Technology
9/98       Cable Michigan Inc./                $ 10.50         $ 11.00      04/30/1998      $ 11.00          0.0%       62.0%
           Mercom
7/98       Texas Industries/                   $ 12.00         $ 12.88      05/22/1997      $ 14.88         (4.2%)      81.3%
           Chaparral Steel

6/98       Waste Management/                     242.0           247.5      06/29/1998        279.0         23.7%       80.0%
           Waste Mangagement Int'l
5/98       Xerox Corp /                        $ 16.38         $ 17.25      03/05/1998      $ 22.50        (11.1%)      80.0%
           XL Connect
12/97      Orion Capital/                      $ 28.19         $ 32.50      09/18/1997      $ 34.56        (11.1%)      77.3%
           Guaranty National Corp

12/97      Waste Management Inc./              $ 12.63         $ 13.00      06/20/1997      $ 17.25        (13.0%)      67.0%
           Wheelabrator Technologies, Inc.
9/97       FH Faulding & Co                    $  9.25         $ 10.75      06/30/1997      $ 12.19         (1.5%)      62.0%
           Faulding Inc.

8/97       Texas Industries                    $ 12.00         $ 12.88      05/22/1997      $ 14.75         (3.4%)      84.6%
           Chaparral
                                                                                               Initial
                                                                               Initial         Premium                      Final
                                               Aggregate                       Premium         Over One                    Premium
Date of                                      Consideration                    Over One        Day Prior                   Over One
 Clos-     Acquiring Company/Acquired         For Amount    Initial Bid Per  Month Prior        Market     Final Bid     Month Prior
 ing                Company                Acquired (000's)     Share        Market Price        Price     Per Share       Price
-------    --------------------------      ---------------- ---------------  ------------      ---------   ---------     -----------
           Boise Cascade/                     $  163,900        $ 13.25          30.9%          (9.8%)      $ 13.25         30.9%
           Boise Cascase Office Pr.

           Cordant Technologies/              $  261,400        $ 17.00          38.1%          20.9%       $ 17.00         38.1%
           Howmet Intl.
           Citigroup/                         $  180,000        $ 45.00           0.8%          11.5%       $ 45.00          0.8%
           Student Loan Corp.
11/99      Warburg, Pincus Ventures/          $  490,800        $ 25.00          30.7%          63.9%       $ 28.00         46.4%
           Knoll (Warburg, Pincus)
8/99       Vivendi/                           $  117,100        $  2.00          39.1%         (11.1%)      $  2.90        101.7%
           Aqua Alliance
7/99       McDermott Intl./                   $  514,500        $ 35.62          19.2%          16.8%       $ 35.62         19.2%
           J Ray McDermott SA

7/99       Viacom/                            $  191,600        $  9.00          42.6%           0.0%       $  9.75         54.5%
           Spelling Entertainment
5/99       Global TeleSystems/                $  189,800        $210.82           0.9%           6.0%       $210.82          0.9%
           Omnicom
2/99       Orion N.Z./                        $   81,400        $  2.96          61.4%          24.4%       $  3.13         70.9%
           Qest N.Z
2/99       Affiliated Comp Svcs/              $  131,900        $ 19.00          12.2%          17.1%       $ 19.00         12.2%
           BRC Holdings
12/98      Allmerica Financial/               $  212,400        $ 29.00           5.5%           5.2%       $ 33.25         20.9%
           Citizens Corp (Hanover Ins)
12/98      Usinor SA/                         $  104,075        $  5.75          13.6%          90.5%       $  6.38         25.9%
           J&L Specialty Steel
12/98      Billington/Anglo American          $  203,600        $  7.94          59.4%          18.0%            NA           NA
           Samancor
12/98      Disco/Ahold/                       $  159,400        $  7.00          75.0%          34.1%       $  7.00         75.0%
           Disco
12/98      Billington/Anglo American          $  268,100        $  0.53          30.7%          32.9%       $  6.38       1472.2%
           QNI

11/98      Dow AgroSciences/                  $  379,300        $ 20.50          11.6%           3.8%       $ 28.00         52.4%
           Mycogen Corp
11/98      Dexter Corporation/                $  419,491        $ 37.00          12.8%          19.4%       $ 39.25         19.6%
           Life Technologies
10/98      Fiat/Norsk Hydro/                  $  117,600        $  7.57          37.2%          40.4%       $  7.11         28.9%
           Meridian Technology
9/98       Cable Michigan Inc./               $   55,636        $ 11.00           4.8%           0.0%       $ 12.00         14.3%
           Mercom
7/98       Texas Industries/                  $   72,800        $ 14.25          18.8%          10.7%       $ 15.50         29.2%
           Chaparral Steel

6/98       Waste Management/                  $  258,888          345.0          42.6%          39.4%         345.0         42.6%
           Waste Mangagement Int'l
5/98       Xerox Corp /                       $   88,000        $ 20.00          22.1%         (11.1%)      $ 20.00         22.1%
           XL Connect
12/97      Orion Capital/                     $  117,200        $ 34.00          22.1%         (11.1%)      $ 36.50         22.1%
           Guaranty National Corp

12/97      Waste Management Inc./             $  874,500        $ 15.00          18.8%          15.4%       $ 16.50         30.7%
           Wheelabrator Technologies, Inc.
9/97       FH Faulding & Co                   $   77,220        $ 12.00          29.7%          11.6%       $ 13.50         45.9%
           Faulding Inc.

8/97       Texas Industries                   $   72,816        $ 14.25          18.8%          10.7%       $ 15.50         29.2%
           Chapparral
                                               Final
                                              Premium
Date of                                       Over One      Percent
 Clos-     Acquiring Company/Acquired         Day Prior    Increase in
 ing               Company                  Marker Price     Offer
-------    --------------------------       ------------   -----------
           Boise Cascade/                       (9.8%)         0.0%
           Boise Cascase Office Pr.

           Cordant Technologies/                20.9%          0.0%
           Howmet Intl.
           Citigroup/                           11.5%          0.0%
           Student Loan Corp.
11/99      Warburg, Pincus Ventures/            83.6%         12.0%
           Knoll (Warburg, Pincus)
8/99       Vivendi/                             28.9%         45.0%
           Aqua Alliance
7/99       McDermott Intl./                     16.8%          0.0%
           J Ray McDermott SA

7/99       Viacom/                               8.3%          8.3%
           Spelling Entertainment
5/99       Global TeleSystems/                   6.0%          0.0%
           Omnicom
2/99       Orion N.Z./                          31.7%          5.9%
           Qest N.Z
2/99       Affiliated Comp Svcs/                17.1%          0.0%
           BRC Holdings
12/98      Allmerica Financial/                 20.6%         14.7%
           Citizens Corp (Hanover Ins)
12/98      Usinor SA/                          111.2%         10.9%
           J&L Specialty Steel
12/98      Billington/Anglo American              NA            NA
           Samancor
12/98      Disco/Ahold/                         34.1%          0.0%
           Disco
12/98      Billington/Anglo American          1498.5%       1102.8%
           QNI

11/98      Dow AgroSciences/                    41.8%         36.6%
           Mycogen Corp
11/98      Dexter Corporation/                  26.6%          6.1%
           Life Technologies
10/98      Fiat/Norsk Hydro/                    31.9%         (6.0%)
           Meridian Technology
9/98       Cable Michigan Inc./                  9.1%          9.1%
           Mercom
7/98       Texas Industries/                    20.4%          8.8%
           Chaparral Steel

6/98       Waste Management/                    39.4%          0.0%
           Waste Mangagement Int'l
5/98       Xerox Corp /                         15.9%          0.0%
           XL Connect
12/97      Orion Capital/                       12.3%          0.0%
           Guaranty National Corp

12/97      Waste Management Inc./               26.9%         10.0%
           Wheelabrator Technologies, Inc.
9/97       FH Faulding & Co                     25.6%         12.5%
           Faulding Inc.

8/97       Texas Industries                     20.4%          8.8%
           Chapparral

PROJECT TRUST                                                     VI. Appendix D
--------------------------------------------------------------------------------

Minority Buy-out Transactions Valuation - Cash Offers Only (cont'd) ($ in millions, except per share data)



                                                             Stock Price                                   Initital    Inside
Date of                                       Stock Price      One Day                       52 Week        Premium   Ownership
 Clos-     Acquiring Company/Acquired          One Month       Prior to                     High Prior      Over 52   Before the
  ing               Company                  Prior to Ann.       Ann.        Date of Ann.     to Ann.      Week High  Transaction
-------    --------------------------        -------------   -----------     ------------   ----------     ---------  -----------
  6/97     Anthem/                             $   31.63      $   35.50      06/02/1997      $   36.25       10.3%       66.8%

           Accordia

  5/97     Monsanto/                           $    5.06      $    5.50      01/28/1997      $    6.88        5.5%       54.5%
           Calgene

  2/97     Hoechst AG/                         $  206.92      $  266.22      12/10/1996      $  273.78         NA        56.5%
           Roussel-Uclaf

  9/96     Chemed Corp./                       $   34.13      $   36.50      06/10/1996      $   41.50         NA        58.1%
           Corp)

  1/96     Berkshire Hathaway Inc./            $   55.63      $   55.75      08/25/1995      $   68.63         NA        52.4%
           Hathaway)

 12/95     COBE Laboratories/                  $   14.75      $   15.75      07/14/1995      $   19.38       (7.1%)      53.0%
           REN-Corp-USA (COBE Labs)
 12/95     BIC SA/                             $   31.13      $   35.75      05/19/1995      $   38.88       (6.1%)      78.0%
           Bic Corp (BIC SA)

 10/95     McCaw Cellular/                     $  128.25      $  109.88      04/07/1995      $  140.50       (9.3%)      52.0%
           LIN Bdcstg (McCaw Cellular)

  9/95     Pacific Corp/                       $   24.75      $   24.25      11/02/1994      $   29.50       (5.1%)      86.6%
           Pacific Telecom (Pacific Corp)

  8/95     Societe BIC/                        $   31.13      $   35.75      05/19/1995      $   37.50       (2.7%)      78.0%
           BIC Corp

  6/95     Club Mediterranee SA/               $   22.25      $   22.63      04/05/1995      $   26.00        1.9%       70.8%
           Club Med

  5/95     GTE Corp/                           $   18.25      $   17.75      09/08/1994      $   21.25        5.9%       90.0%
           Contel Cellular Inc.

  3/95     Proventus AB/                       $    3.52      $    3.70      12/15/1994      $    4.30         NA        78.2%
           Aritmos AB

  3/95     Dole Food Co. Inc./                 $   10.50      $   11.63      08/24/1994      $   15.38       (9.0%)      82.8%
           Castle & Cooke Homes, Inc.
  6/94     Colonia Konzern AG/                 $1,133.16      $1,309.00      02/28/1994      $1,335.00       28.3%       57.9%
           Norsdtern Allgemeine

  4/94     Medco Containment Services/         $   29.75      $   25.75      10/13/1993      $   36.50      (25.3%)      54.2%
           Medical Marketing Group

  2/94     Holderbank Financiere Glaros/       $    7.25      $    6.75      01/07/1993      $    7.75       (1.3%)      95.0%
           Holnam Inc.

 12/93     Valley Fashions Corp./              $   48.63      $   48.88      09/20/1993      $   51.13      (10.0%)      95.0%
           West Point-Perpperell Inc.

 10/93     Torchmark/                          $   27.38      $   26.88      02/22/1993      $   30.25        0.8%       83.0%
           United Investors Management
  7/92     W.R. Grace & Company                $   11.88      $   15.25      03/02/1992      $   19.00      (13.2%)      83.4%
           Grace Energy Company

 12/91     Siemens AG/                         $  131.77      $  120.63      10/21/1991      $  209.36      (29.5%)      78.0%
           Systems
----------------------------------------------------------------------------------------------------------------------------------
           Average
           Median
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                        Initial
                                                                                       Initial          Premium
                                               Aggregate                               Premium          Over One
Date of                                       Consideration                            Over One         Day Prior
 Clos-     Acquiring Company/Acquired          For Amount         Initial Bid Per     Month Prior        Market      Final Bid
  ing               Company                  Acquired (000's)         Share          Market Price        Price       Per Share
-------    --------------------------        ----------------     ---------------    ------------       ---------    ----------
  6/97     Anthem/                             $  193,155           $   40.00           26.5%            12.7%       $   40.00

           Accordia

  5/97     Monsanto/                           $  242,600           $    7.25           43.2%            31.8%       $    8.00
           Calgene

  2/97     Hoechst AG/                         $3,500,000                  NA             NA               NA        $  294.52
           Roussel-Uclaf

  9/96     Chemed Corp./                       $   88,250                  NA             NA               NA        $   41.00
           Corp)

  1/96     Berkshire Hathaway Inc./            $2,347,000                  NA             NA               NA        $   70.00
           Hathaway)

 12/95     COBE Laboratories/                  $  177,700           $   18.00           22.0%            14.3%       $   20.00
           REN-Corp-USA (COBE Labs)
 12/95     BIC SA/                             $  212,600           $   36.50           17.3%             2.1%       $   40.50
           Bic Corp (BIC SA)

 10/95     McCaw Cellular/                     $3,323,400           $  127.50           (0.6%)           16.0%       $  129.91
           LIN Bdcstg (McCaw Cellular)

  9/95     Pacific Corp/                       $  159,000           $   28.00           13.1%            15.5%       $   30.00
           Pacific Telecom (Pacific Corp)

  8/95     Societe BIC/                        $  219,000           $   36.50           17.3%             2.1%       $   40.50
           BIC Corp

  6/95     Club Mediterranee SA/               $  135,600           $   26.50           19.1%            17.1%       $   32.00
           Club Med

  5/95     GTE Corp/                           $  254,300           $   22.50           23.3%            26.8%       $   25.50
           Contel Cellular Inc.

  3/95     Proventus AB/                       $  141,300                  NA             NA               NA        $    4.38
           Aritmos AB

  3/95     Dole Food Co. Inc./                 $   81,500           $   14.00           33.3%            20.4%       $   15.75
           Castle & Cooke Homes, Inc.
  6/94     Colonia Konzern AG/                 $  520,969           $1,713.00           51.2%            30.9%       $1,713.00
           Norsdtern Allgemeine

  4/94     Medco Containment Services/         $  122,510           $   27.25           (8.4%)            5.8%       $   27.75
           Medical Marketing Group

  2/94     Holderbank Financiere Glaros/       $   51,700           $    7.65            5.5%            13.3%              NA
           Holnam Inc.

 12/93     Valley Fashions Corp./              $   66,300           $   46.00           (5.4%)           (5.9%)             NA
           West Point-Perpperell Inc.

 10/93     Torchmark/                          $  216,591           $   30.50           11.4%            13.5%       $   31.25
           United Investors Management
  7/92     W.R. Grace & Company                $   77,501           $   16.50           38.9%             8.2%       $   19.00
           Grace Energy Company

 12/91     Siemens AG/                         $1,302,423           $  147.52           12.0%            22.3%       $  147.52
           Systems
-------------------------------------------------------------------------------------------------------------------------------
           Average                                                                      23.7%            16.2%
           Median                                                                       19.2%            14.3%
-------------------------------------------------------------------------------------------------------------------------------

                                               Final            Final
                                              Premium          Premium
Date of                                       Over One         Over One        Percent
 Clos-     Acquiring Company/Acquired        Month Prior       Day Prior      Increase in
  ing               Company                     Price        Marker Price        Offer
-------    --------------------------        -----------     ------------     -----------
  6/97     Anthem/                              26.5%            12.7%            0.0%

           Accordia

  5/97     Monsanto/                            58.0%            45.5%           10.3%
           Calgene

  2/97     Hoechst AG/                          42.3%            10.6%             NA
           Roussel-Uclaf

  9/96     Chemed Corp./                        20.1%            12.3%             NA
           Corp)

  1/96     Berkshire Hathaway Inc./             25.8%            25.6%             NA
           Hathaway)

 12/95     COBE Laboratories/                   35.6%            27.0%           11.1%
           REN-Corp-USA (COBE Labs)
 12/95     BIC SA/                              30.1%            13.3%           11.0%
           Bic Corp (BIC SA)

 10/95     McCaw Cellular/                       1.3%            18.2%            1.9%
           LIN Bdcstg (McCaw Cellular)

  9/95     Pacific Corp/                        21.2%            23.7%            7.1%
           Pacific Telecom (Pacific Corp)

  8/95     Societe BIC/                         30.1%            13.3%           11.0%
           BIC Corp

  6/95     Club Mediterranee SA/                43.8%            41.4%           20.8%
           Club Med

  5/95     GTE Corp/                            39.7%            43.7%           13.3%
           Contel Cellular Inc.

  3/95     Proventus AB/                        24.4%            18.1%             NA
           Aritmos AB

  3/95     Dole Food Co. Inc./                  50.0%            35.5%           12.5%
           Castle & Cooke Homes, Inc.
  6/94     Colonia Konzern AG/                  51.2%            30.9%            0.0%
           Norsdtern Allgemeine

  4/94     Medco Containment Services/          (6.7%)            7.8%            1.8%
           Medical Marketing Group

  2/94     Holderbank Financiere Glaros/          NA               NA              NA
           Holnam Inc.

 12/93     Valley Fashions Corp./                 NA               NA              NA
           West Point-Perpperell Inc.

 10/93     Torchmark/                           14.2%            16.3%            2.5%
           United Investors Management
  7/92     W.R. Grace & Company                 60.0%            24.6%           15.2%
           Grace Energy Company

 12/91     Siemens AG/                          12.0%            22.3%           (0.0%)
           Systems
---------------------------------------------------------------------------------------
           Average                              65.6%            58.9%           35.1%
           Median                               29.6%            21.6%            7.7%
---------------------------------------------------------------------------------------


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